UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Security Equity Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Equity Fund
805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

FUNDAMENTAL ALPHA

STYLEPLUS LARGE CORE FUND

(Formerly, Large Cap Core Fund)

MID CAP VALUE FUND

MID CAP VALUE INSTITUTIONAL FUND

SMALL CAP VALUE FUND

ENHANCED WORLD EQUITY FUND

WORLD EQUITY INCOME FUND

(Formerly, MSCI EAFE Equal Weight Fund)

OPPORTUNISTIC

ALPHA OPPORTUNITY FUND

SBE-ANN

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Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one or more of our Funds (the “Funds”) for the year ended September 30, 2013.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

October 31, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

StylePlus Large Core Fund may not be suitable for all investors. • Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market, or that the price goes down. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. • The Fund may invest in restricted securities which may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2013

Mid Cap Value Fund and Mid Cap Value Institutional Fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. • Investments in small to mid- sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

Small Cap Value Fund may not be suitable for all investors. • An investment in the fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. • Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

Enhanced World Equity Fund may not be suitable for all investors. • Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investment in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. • The Funds may invest in restricted securities which may involve financial and liquidity risk. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. • You may have a gain or loss when you sell your shares. • See the prospectus for more information on these and other risks.

World Equity Income Fund may not be suitable for all investors. • Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. • The Fund’s use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominant capitalization range may underperform other segments of the equity market or the equity market as a whole.

Alpha Opportunity Fund may not be suitable for all investors. • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market, or that the stock’s price will decline in value. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW	September 30, 2013

For much of the 12-month period ended September 30, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment.

Volatility rose in the final weeks of the period, however, as markets braced for a government shutdown over a budget impasse and suspected that the U.S. economy is not expanding quickly enough. In addition, confusion clouded the expected start of the end of quantitative easing (QE), speculation over which began rattling investors as far back as May. In refraining from tapering in September, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation.

The pace of job creation in this economic expansion continues to be subpar. Although the unemployment rate mid-year fell to a four and a half year low, its decline was more a function of a declining labor force participation rate than exuberant hiring. Additionally, solid job gains in the private sector over the period were overshadowed by sluggish growth in aggregate earnings, owing to a rising share of part-time employment which puts downward pressure on consumption growth.

Economic data continue to confirm that housing has been the key pillar supporting the ongoing U.S. expansion, generating 50% of growth in the first half of 2013. Concerns about tapering mid-year drove interest rates higher, with mortgage rates rising by over 100 basis points from May through August. This is having a severe impact on housing, even though it may not show up in the economic data until later in the year.

Markets also have had to deal with substantial uncertainty overseas. Fears of a Chinese credit crunch stoked investor anxiety, and measures implemented to address structural problems in China’s economy appear to be temporary rather than long-term solutions. The devaluation of the Japanese yen is putting pressure on all the economies in the region, making the global economy vulnerable to an unexpected economic shock. Europe, meanwhile, is bouncing along a bottom, and the growth outlook, while improving, remains weak.

From a policy standpoint, the Fed appears to be concerned about the impact higher interest rates are having on the economy and the housing sector in particular, and it seems to be guiding long-term rates closer to the rate of inflation to stimulate growth. The Federal Open Market Committee has been very clear that the Fed will not allow interest rates to rise significantly until output and the crucial real estate market have reaccelerated.

For the year ended September 30, 2013, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 19.34%. The Barclays U.S. Aggregate Bond Index* returned -1.68% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.10%. The MSCI World Index* returned 20.23%, while the MSCI Emerging Markets Index* returned 0.98%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

MSCI All-Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2013 and ending September 30, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2013	September 30, 2013	Period[2]
Table 1. Based on actual Fund return[3]

StylePlus Large Core Fund
A-Class	1.40%	6.08%	$1,000.00	$1,060.80	$ 7.23
B-Class	2.71%	5.32%	1,000.00	1,053.20	13.95
C-Class	2.37%	5.55%	1,000.00	1,055.50	12.21
Institutional Class	1.24%	6.13%	1,000.00	1,061.30	6.41

Mid Cap Value Fund
A-Class	1.39%	7.80%	1,000.00	1,078.00	7.24
B-Class	2.16%	7.39%	1,000.00	1,073.90	11.23
C-Class	2.16%	7.39%	1,000.00	1,073.90	11.23

Mid Cap Value Institutional Fund	1.04%	7.74%	1,000.00	1,077.40	5.42

Small Cap Value Fund
A-Class	1.30%	10.62%	1,000.00	1,106.20	6.86
C-Class	2.05%	10.14%	1,000.00	1,101.40	10.80
Institutional Class	1.05%	10.74%	1,000.00	1,107.40	5.55

Enhanced World Equity Fund[5]
A-Class	1.25%	4.32%	1,000.00	1,043.20	3.60
C-Class	2.00%	4.00%	1,000.00	1,040.00	5.76
Institutional Class	1.00%	4.40%	1,000.00	1,044.00	2.88

World Equity Income Fund
A-Class	1.52%	9.24%	1,000.00	1,092.40	7.97
B-Class[4]	1.28%	9.36%	1,000.00	1,093.60	6.72
C-Class	2.27%	8.72%	1,000.00	1,087.20	11.88
Institutional Class	1.27%	9.57%	1,000.00	1,095.70	6.67

Alpha Opportunity Fund
A-Class	2.14%	10.90%	1,000.00	1,109.00	11.31
B-Class	2.87%	10.44%	1,000.00	1,104.40	15.14
C-Class	2.88%	10.52%	1,000.00	1,105.20	15.20
Institutional Class	1.90%	11.05%	1,000.00	1,110.50	10.05

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2013	September 30, 2013	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

StylePlus Large Core Fund
A-Class	1.40%	5.00%	$1,000.00	$1,018.05	$7.08
B-Class	2.71%	5.00%	1,000.00	1,011.48	13.67
C-Class	2.37%	5.00%	1,000.00	1,013.19	11.96
Institutional Class	1.24%	5.00%	1,000.00	1,018.85	6.28

Mid Cap Value Fund
A-Class	1.39%	5.00%	1,000.00	1,018.10	7.03
B-Class	2.16%	5.00%	1,000.00	1,014.24	10.91
C-Class	2.16%	5.00%	1,000.00	1,014.24	10.91

Mid Cap Value Institutional Fund	1.04%	5.00%	1,000.00	1,019.85	5.27

Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
C-Class	2.05%	5.00%	1,000.00	1,014.79	10.35
Institutional Class	1.05%	5.00%	1,000.00	1,019.80	5.32

Enhanced World Equity Fund
A-Class	1.25%	5.00%	1,000.00	1,018.80	6.33
C-Class	2.00%	5.00%	1,000.00	1,015.04	10.10
Institutional Class	1.00%	5.00%	1,000.00	1,020.05	5.06

World Equity Income Fund
A-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
B-Class[4]	1.28%	5.00%	1,000.00	1,018.65	6.48
C-Class	2.27%	5.00%	1,000.00	1,013.69	11.46
Institutional Class	1.27%	5.00%	1,000.00	1,018.70	6.43

Alpha Opportunity Fund
A-Class	2.14%	5.00%	1,000.00	1,014.34	10.81
B-Class	2.87%	5.00%	1,000.00	1,010.68	14.47
C-Class	2.88%	5.00%	1,000.00	1,010.63	14.52
Institutional Class	1.90%	5.00%	1,000.00	1,015.54	9.60

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and interest expenses. Excluding these expenses, the operating expense ratio of the Alpha Opportunity Fund would be 2.10%, 2.85%, 2.86% and 1.87% for the A-Class, B-Class, C-Class and Institutional Class, respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2013 to September 30, 2013.
[4]	B-Class shares did not charge 12b-1 fees during the period.
[5]	Since commencement of operations: June 18, 2013.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim StylePlus Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance and changes to the Fund that occurred in the fiscal year ended September 30, 2013.

For the year ended September 30, 2013, the Guggenheim StylePlus Large Core Fund returned 14.64%1, compared with the 19.34% return of its benchmark, the S&P 500 Index.

The Fund’s Board of Directors approved the following changes, which became effective on April 30, 2013: a new Fund name, new principal investment strategies and new portfolio management team.

The Fund’s -investment objective is to deliver long-term growth of capital in excess of that produced by the total return of the S&P 500 Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed income and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

The Fund’s underperformance for the 12 months came predominantly during the seven months it was being managed according to the legacy strategy. Specifically—from October 1, 2012 through April 30, 2013—the Fund underperformed the benchmark by almost five percentage points, largely due to poor stock selection in the Information Technology and Financials sectors—the latter being the largest and best-performing sector in the benchmark. The Fund’s cash position was also a drag on performance. A sector overweight and stock selection in Consumer Discretionary contributed most to the Fund’s performance.

For the time the Fund was being managed according to the new strategy, the five months from April 30, 2013 through September 30, 2013, the Fund performed in-line with the benchmark. During this period, the Fund maintained an approximate allocation of 20% to systematic equity selection, 80% allocated to the passive equity position, which was maintained with a swap and futures contracts, and 46% allocated to fixed income investments (excluding short-term). The equity sleeve was additive, delivering the strongest returns during the month of May and June. The fixed income allocation was a net detractor to performance, with the greatest impact occurring during the substantial debt selloff that began at the end of May and lasted in to June.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

STYLEPLUS LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

	1 Year	5 Year	10 Year
A-Class Shares	14.64%	7.64%	4.12%
A-Class Shares with sales charge†	9.19%	6.37%	3.51%
B-Class Shares	13.19%	6.64%	3.50%
B-Class Shares with CDSC‡	8.19%	6.33%	3.50%
C-Class Shares	13.55%	6.83%	3.33%
C-Class Shares with CDSC§	12.55%	6.83%	3.33%
S&P 500 Index	19.34%	10.02%	7.57%

		Since Inception
	1 Year	(03/01/12)
Institutional Class Shares	14.79%	10.55%
S&P 500 Index	19.34%	16.12%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 10, 1962
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	March 1, 2012

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE AND FUND PROFILE (Unaudited)(concluded)	September 30, 2013

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	18.3%
Geer Mountain Financing Ltd. — 2007-1A	2.2%
Guggenheim Enhanced Short Duration ETF	2.2%
Floating Rate Strategies Fund Institutional Class	1.8%
Macro Opportunities Fund Institutional Class	1.8%
New York City Water & Sewer System Revenue Bonds	1.4%
Duane Street CLO IV Ltd. — 2007-4A	1.4%
Apidos CDO VIII — 2011-8A	1.3%
Wachovia Bank Commercial Mortgage Trust Series 2007-WHALE 2007-WHL8	1.3%
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	1.2%
Top Ten Total	32.9%

Portfolio Composition by Quality Rating*

Fixed Income Instruments
AAA	21.7%
AA	3.3%
A	6.2%
BBB	12.7%
BB	3.6%
B	3.5%
CCC	0.4%
NR	0.6%
Other Instruments
Common Stock	20.2%
Short Term Investments	18.3%
Exchanged Traded Funds	5.9%
Mutual Funds	3.6%
Total Investments	100.0%

The table above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
STYLEPLUS LARGE CORE FUND

	Shares	Value

COMMON STOCKS† - 20.2%

INFORMATION TECHNOLOGY - 3.8%
Apple, Inc.	2,258	$1,076,501
International Business Machines Corp.	3,528	653,315
Cisco Systems, Inc.	23,842	558,380
Hewlett-Packard Co.	25,642	537,969
Microsoft Corp.	15,294	509,443
Intel Corp.	19,074	437,176
Corning, Inc.	28,147	410,665
Oracle Corp.	11,865	393,562
QUALCOMM, Inc.	5,539	373,107
Google, Inc. — Class A*	413	361,751
Applied Materials, Inc.	17,932	314,527
EMC Corp.	12,118	309,736
Symantec Corp.	11,972	296,307
TE Connectivity Ltd.	5,612	290,589
Visa, Inc. — Class A	669	127,846
Accenture plc — Class A	1,611	118,634
Automatic Data Processing, Inc.	1,484	107,412
Total Information Technology		6,876,920
HEALTH CARE - 3.5%
Pfizer, Inc.	31,082	892,365
Johnson & Johnson	8,089	701,235
Merck & Company, Inc.	13,878	660,732
Abbott Laboratories	17,020	564,893
Express Scripts Holding Co.*	9,010	556,638
McKesson Corp.	4,197	538,475
Becton Dickinson and Co.	4,191	419,183
UnitedHealth Group, Inc.	5,700	408,177
Bristol-Myers Squibb Co.	8,554	395,879
Medtronic, Inc.	6,990	372,218
Covidien plc	4,340	264,480
Eli Lilly & Co.	4,309	216,872
AbbVie, Inc.	3,951	176,728
Intuitive Surgical, Inc.*	277	104,227
Baxter International, Inc.	1,559	102,411
Total Health Care		6,374,513
INDUSTRIALS - 3.5%
General Electric Co.	38,349	916,158
General Dynamics Corp.	6,223	544,636
Boeing Co.	4,439	521,583
Waste Management, Inc.	12,013	495,416
Caterpillar, Inc.	5,524	460,536
CSX Corp.	17,206	442,883
United Parcel Service, Inc. — Class B	4,548	415,550
Raytheon Co.	4,560	351,439
Emerson Electric Co.	4,961	320,977
FedEx Corp.	2,796	319,052
Northrop Grumman Corp.	3,176	302,546
Union Pacific Corp.	1,889	293,437
Lockheed Martin Corp.	1,878	239,539
Norfolk Southern Corp.	2,966	229,420
Deere & Co.	1,860	151,385
Ingersoll-Rand plc	2,107	136,829
United Technologies Corp.	1,071	115,475
Illinois Tool Works, Inc.	1,497	114,176
Total Industrials		6,371,037
CONSUMER STAPLES - 3.3%
Wal-Mart Stores, Inc.	9,418	696,555
CVS Caremark Corp.	10,771	611,254
Walgreen Co.	10,921	587,550
Procter & Gamble Co.	6,760	510,989
PepsiCo, Inc.	6,185	491,707
Kroger Co.	10,344	417,277
Archer-Daniels-Midland Co.	11,117	409,550
Philip Morris International, Inc.	4,222	365,582
Kimberly-Clark Corp.	3,829	360,768
Altria Group, Inc.	10,213	350,817
Mondelez International, Inc. — Class A	9,911	311,404
Sysco Corp.	9,585	305,091
General Mills, Inc.	5,613	268,975
Coca-Cola Co.	4,367	165,422
Costco Wholesale Corp.	1,082	124,560
Reynolds American, Inc.	2,232	108,877
Total Consumer Staples		6,086,378
ENERGY - 2.4%
Exxon Mobil Corp.	12,876	1,107,850
Chevron Corp.	4,519	549,058
ConocoPhillips	7,222	502,001
Valero Energy Corp.	13,976	477,281
Anadarko Petroleum Corp.	3,815	354,757
Baker Hughes, Inc.	6,335	311,049
Occidental Petroleum Corp.	3,075	287,636
Phillips 66	4,103	237,235
Marathon Oil Corp.	5,858	204,327
Apache Corp.	2,029	172,749
Devon Energy Corp.	1,880	108,589
Total Energy		4,312,532
FINANCIALS - 1.5%
JPMorgan Chase & Co.	11,813	610,615
Wells Fargo & Co.	10,151	419,439
Citigroup, Inc.	8,042	390,117
MetLife, Inc.	6,510	305,645
Legg Mason, Inc.	8,457	282,802
American International Group, Inc.	4,111	199,918
Allstate Corp.	2,875	145,331
Bank of America Corp.	8,782	121,192
Aflac, Inc.	1,854	114,929
Capital One Financial Corp.	1,665	114,452
Total Financials		2,704,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
STYLEPLUS LARGE CORE FUND

	Shares	Value

CONSUMER DISCRETIONARY - 1.2%
Comcast Corp. — Class A	15,547	$701,948
Time Warner, Inc.	6,775	445,863
Target Corp.	4,648	297,379
Time Warner Cable, Inc.	2,290	255,564
Ford Motor Co.	11,802	199,099
Walt Disney Co.	2,160	139,298
General Motors Co.*	3,179	114,349
Total Consumer Discretionary		2,153,500
UTILITIES - 0.6%
NextEra Energy, Inc.	2,756	220,920
DTE Energy Co.	3,332	219,846
American Electric Power Company, Inc.	5,063	219,481
Southern Co.	5,320	219,078
CenterPoint Energy, Inc.	7,762	186,055
Total Utilities		1,065,380
TELECOMMUNICATION SERVICES - 0.3%
Verizon Communications, Inc.	8,387	391,338
CenturyLink, Inc.	4,980	156,272
Total Telecommunication Services		547,610
MATERIALS - 0.1%
Mosaic Co.	4,337	186,578
Freeport-McMoRan Copper & Gold, Inc.	3,500	115,780
Total Materials		302,358
Total Common Stocks
(Cost $35,054,971)		36,794,668
EXCHANGE TRADED FUNDS†,5 - 5.9%
Guggenheim Enhanced Short Duration ETF	78,942	3,961,310
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	84,100	2,244,797
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	84,000	2,243,640
Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	84,100	2,242,106
Total Exchange Traded Funds
(Cost $10,701,818)		10,691,853
MUTUAL FUNDS†,1 - 3.6%
Floating Rate Strategies Fund
Institutional Class	125,103	3,332,741
Macro Opportunities Fund
Institutional Class	121,470	3,199,526
Total Mutual Funds
(Cost $6,760,169)		6,532,267
SHORT TERM INVESTMENTS† - 18.3%
Dreyfus Treasury Prime Cash
Management Fund	33,228,393	33,228,393
Total Short Term Investments
(Cost $33,228,393)		33,228,393

	Face
	Amount

ASSET BACKED SECURITIES†† - 14.4%
Geer Mountain Financing Ltd.
2007-1A, 0.57% due 04/01/14[2,3]	$4,000,000	3,969,999
Duane Street CLO IV Ltd.
2007-4A, 0.49% due 11/14/21[2,3]	2,574,818	2,504,010
Apidos CDO VIII
2011-8A, 3.37% due 10/17/21[2,3]	2,400,000	2,400,010
Newcastle CDO Ltd.
2007-9A, 0.43% due 05/25/52	2,160,965	2,097,980
Garrison Funding Ltd.
2013-2A, 2.05% due 09/25/23[2,3]	1,980,000	1,973,548
Brentwood CLO Corp.
2006-1A, 0.54% due 02/01/22[2,3]	1,263,398	1,225,344
2006-1A, 1.09% due 02/01/22[2,3]	500,000	444,844
Foothill CLO Ltd.
2007-1A, 0.51% due 02/22/21[2,3]	1,561,927	1,526,335
Salus CLO Ltd.
2013-1AN, 2.50% due 03/05/21[2,3]	1,400,000	1,407,742
N-Star REL CDO VIII Ltd.
2006-8A, 0.47% due 02/01/41[2,3]	1,315,492	1,185,950
Bristol Bay Funding Ltd.
2004-1A, 1.02% due 02/01/16[2,3]	1,101,990	1,099,235
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.51% due 05/15/21[2,3]	1,150,000	1,094,793
FM Leveraged Capital Fund II
2006-2A, 1.86% due 11/15/20[2,3]	1,000,000	988,363
GreenPoint Mortgage
Funding Trust 2005-HE4
2005-HE4, 0.88% due 07/25/30[2]	1,100,000	962,609
TICC CLO LLC
2011-1A, 2.52% due 07/25/21†††,2,3	850,000	847,036
Northwoods Capital VII Ltd.
2006-7A, 1.82% due 10/22/21[2,3]	810,000	743,490
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.56% due 09/30/22[2,3]	500,000	461,354
Race Point IV CLO Ltd.
2007-4A, 1.02% due 08/01/21[2,3]	450,000	417,454
Accredited Mortgage Loan Trust 2007-1
2007-1, 0.31% due 02/25/37[2]	422,789	381,122
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.46% due 03/25/38[2,3]	319,412	305,950
NewStar Trust 2005-1
2005-1A, 0.77% due 07/25/18[2,3]	240,717	240,609
Total Asset Backed Securities
(Cost $26,352,763)		26,277,777
U.S. TREASURY BILLS† - 12.8%
U.S. Treasury Bills[6]
due 10/10/13	14,200,000	14,199,943
due 10/03/13	5,000,000	4,999,995
due 10/31/13	4,000,000	3,999,884
Total U.S. Treasury Bills
(Cost $23,199,977)		23,199,822

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
STYLEPLUS LARGE CORE FUND

	Face
	Amount	Value

CORPORATE BONDS†† - 9.1%
FINANCIALS - 3.7%
Ford Motor Credit Company LLC
7.00% due 04/15/15	$1,370,000	$1,486,544
Aspen Insurance Holdings Ltd.
6.00% due 08/15/14	1,300,000	1,353,564
Citigroup, Inc.
1.23% due 07/25/16[2]	1,270,000	1,281,279
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
7.75% due 01/15/16	520,000	536,900
8.00% due 01/15/18	230,000	240,925
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 08/01/18	570,000	572,850
Mack-Cali Realty, LP
5.13% due 02/15/14	560,000	567,853
WEA Finance LLC /
WT Finance Aust Pty Ltd.
5.75% due 09/02/15[3]	380,000	413,335
Emigrant Bancorp, Inc.
6.25% due 06/15/14[3]	320,000	318,800
Total Financials		6,772,050
MATERIALS - 2.1%
Glencore Funding LLC
1.42% due 05/27/16[2,3]	1,880,000	1,840,975
Rio Tinto Finance USA plc
1.09% due 06/17/16[2]	1,300,000	1,306,306
Anglo American Capital plc
9.38% due 04/08/14[3]	590,000	614,656
Total Materials		3,761,937
ENERGY - 1.3%
Ras Laffan Liquefied Natural Gas
Company Limited III
5.83% due 09/30/16[3]	1,785,819	1,892,968
Petroleos Mexicanos
2.29% due 07/18/18[2]	550,000	566,500
Total Energy		2,459,468
INDUSTRIALS - 0.6%
International Lease Finance Corp.
2.20% due 06/15/16[2]	900,000	895,500
Victor Technologies Group, Inc.
9.00% due 12/15/17	160,000	172,400
Total Industrials		1,067,900
TELECOMMUNICATION SERVICES - 0.6%
WPP Finance UK
8.00% due 09/15/14	1,000,000	1,065,992
CONSUMER STAPLES - 0.3%
Harbinger Group, Inc.
7.88% due 07/15/19[3]	500,000	517,500
CONSUMER DISCRETIONARY - 0.3%
ServiceMaster Co.
7.00% due 08/15/20	270,000	255,150
Sabre, Inc.
8.50% due 05/15/19[3]	210,000	227,063
Total Consumer Discretionary		482,213
INFORMATION TECHNOLOGY - 0.2%
iGATE Corp.
9.00% due 05/01/16	290,000	311,025
Total Corporate Bonds
(Cost $16,532,276)		16,438,085
SENIOR FLOATING RATE INTERESTS†† - 4.9%
FINANCIALS - 1.5%
National Financial Partners
5.25% due 07/01/20	1,276,800	1,285,315
Knight/Getco
5.75% due 11/30/17	1,170,000	1,166,350
First Data Corp.
4.18% due 03/23/18	150,000	148,387
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	109,449	108,628
Total Financials		2,708,680
INFORMATION TECHNOLOGY - 1.4%
Travelport Holdings Ltd.
6.25% due 06/26/19	1,566,075	1,582,722
Blue Coat Systems, Inc.
4.50% due 05/31/19	746,250	748,116
Go Daddy Operating Company LLC
4.25% due 12/17/18	177,259	176,853
Total Information Technology		2,507,691
CONSUMER DISCRETIONARY - 0.7%
Pinnacle Entertainment, Inc.
3.75% due 08/15/16	1,114,750	1,117,816
Sears Holdings Corp.
5.50% due 06/30/18	200,000	198,376
Total Consumer Discretionary		1,316,192
ENERGY - 0.7%
Pacific Drilling
4.50% due 05/18/18	668,325	670,497
Ocean Rig ASA
5.50% due 07/15/16	600,000	606,378
Total Energy		1,276,875
INDUSTRIALS - 0.4%
Thermasys Corp.
5.25% due 05/03/19	650,000	646,750
Laureate Education, Inc.
5.25% due 06/15/18	124,366	124,445
Total Industrials		771,195

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
STYLEPLUS LARGE CORE FUND

	Face
	Amount	Value

TELECOMMUNICATION SERVICES - 0.1%
Level 3 Financing, Inc.
4.75% due 08/01/19	$230,000	$229,568
HEALTH CARE - 0.1%
Apria Healthcare Group, Inc.
6.75% due 04/01/20	149,625	150,620
Total Senior Floating Rate Interests
(Cost $8,876,600)		8,960,821
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 4.8%
Wachovia Bank Commercial Mortgage
Trust Series 2007-WHALE 8
2007-WHL8, 0.26% due 06/15/20[2,3]	2,386,029	2,355,118
Boca Hotel Portfolio Trust 2013-BOCA
2013-BOCA, 3.23% due 08/15/26[2,3]	1,550,000	1,550,000
SRERS Funding Ltd.
2011-RS, 0.43% due 05/09/46[2,3]	1,326,565	1,153,265
COMM 2007-FL14 Mortgage Trust
2007-FL14, 0.93% due 06/15/22[2,3]	1,096,136	1,074,476
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.33% due 09/10/47[2,3]	900,500	931,266
Banc of America Large
Loan Trust 2007-BMB1
2007-BMB1, 1.28% due 08/15/29[2,3]	800,000	792,191
GCCFC Commercial Mortgage Trust
2006-FL4A, 0.41% due 11/05/21	800,000	784,606
Total Collateralized Mortgage Obligations
(Cost $8,647,502)		8,640,922
MUNICIPAL BONDS†† - 2.9%
NEW YORK - 2.7%
New York City Water & Sewer
System Revenue Bonds
0.36% due 06/15/33[2]	2,630,000	2,630,000
City of New York New York
General Obligation Unlimited
0.38% due 04/01/35[2]	1,300,000	1,300,000
0.36% due 11/01/26[2]	1,040,000	1,040,000
Total New York		4,970,000
MICHIGAN - 0.2%
Michigan Finance Authority
Revenue Notes
4.38% due 08/20/14	300,000	301,914
Total Municipal Bonds
(Cost $5,270,000)		5,271,914
COMMERCIAL PAPER†† - 3.9%
American Water Capital Corp.
0.26% due 10/01/13	1,400,000	1,400,000
BAT International Finance plc
0.21% due 10/02/13[3]	1,400,000	1,399,991
Nissan Motor Acceptance Corp.
0.24% due 10/02/13[3]	1,400,000	1,399,990
VW Credit Canada, Inc.
0.22% due 10/09/13	1,400,000	1,399,932
Aon Corp.
0.22% due 10/15/13	1,400,000	1,399,880
Total Commercial Paper
(Cost $6,999,793)		6,999,793
Total Investments - 100.8%
(Cost $181,624,262)		$183,036,315
Other Assets & Liabilities, net - (0.8)%		(1,517,952)
Total Net Assets - 100.0%		$181,518,363

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
December 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,341,200)	16	$(11,851)

	Units
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
October 2013 S&P 500 Index
Swap, Terminating 10/05/13[4]
(Notional Value $142,825,812)	84,937	$4,297,408

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated Funds.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $39,317,660 (cost $39,519,563), or 21.7% of total net assets.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.
[5]	Investment in a product that pays a management fee to a party related to the advisor.
[6]	Zero coupon rate security.

plc — Public Limited Company

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS LARGE CORE FUND

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $174,864,093)	$176,504,048
Investments in affiliated issuers, at value
(cost $6,760,169)	6,532,267
Total investments
(cost $181,624,262)	183,036,315
Unrealized appreciation on swap agreements	4,297,408
Cash	5,424,322
Segregrated cash with broker	56,000
Prepaid expenses	22,882
Receivables:
Securities sold	3,972,213
Interest	277,501
Dividends	78,338
Fund shares sold	9,072
Total assets	197,174,051
Liabilities:
Segregated cash from broker	5,161,567
Payable for:
Securities purchased	10,121,563
Fund shares redeemed	124,437
Management fees	112,491
Distribution and service fees	41,235
Transfer agent/maintenance fees	21,858
Fund accounting/administration fees	14,249
Variation margin	7,920
Directors’ fees*	1,338
Miscellaneous	49,030
Total liabilities	15,655,688
Net assets	$181,518,363
Net assets consist of:
Paid in capital	$147,978,486
Undistributed net investment income	94,876
Accumulated net realized gain on investments	27,747,391
Net unrealized appreciation on investments	5,697,610
Net assets	$181,518,363
A-Class:
Net assets	$175,600,751
Capital shares outstanding	7,236,013
Net asset value per share	$24.27
Maximum offering price per share
(Net asset value divided by 95.25%)	$25.48
B-Class:
Net assets	$3,616,953
Capital shares outstanding	186,515
Net asset value per share	$19.39
C-Class:
Net assets	$2,274,567
Capital shares outstanding	107,720
Net asset value per share	$21.12
Institutional Class:
Net assets	$26,092
Capital shares outstanding	1,076
Net asset value per share	$24.25

STATEMENT OF

OPERATIONS

Year Ended September 30, 2013

Investment Income:
Dividends from securities of unaffiliated issuers	$2,305,587
Dividends from securities of affiliated issuers	135,197
Interest	449,746
Total investment income	2,890,530

Expenses:
Management fees	1,330,661
Transfer agent/maintenance fees:
A-Class	270,382
B-Class	26,127
C-Class	7,210
Institutional Class	51
Distribution and service fees:
A-Class	428,291
B-Class	41,610
C-Class	19,253
Fund accounting/administration fees	168,548
Directors’ fees*	14,474
Tax expense	8,201
Custodian fees	7,390
Miscellaneous	180,456
Total expenses	2,502,654
Net investment income	387,876

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	38,190,991
Swap agreements	3,715,099
Futures contracts	71,206
Net realized gain	41,977,296
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(22,375,412)
Investments in affiliated issuers	(227,902)
Swap agreements	4,297,408
Futures contracts	(11,851)
Net change in unrealized appreciation (depreciation)	(18,317,757)
Net realized and unrealized gain	23,659,539
Net increase in net assets resulting from operations	$24,047,415

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STYLEPLUS LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$387,876	$502,602
Net realized gain on investments	41,977,296	5,641,857
Net change in unrealized appreciation (depreciation) on investments	(18,317,757)	36,158,986
Net increase in net assets resulting from operations	24,047,415	42,303,445

Distributions to shareholders from:
Net investment income
A-Class	(616,535)	(200,274)
Institutional Class	(73)	— [1]
Total distributions to shareholders	(616,608)	(200,274)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,891,702	3,926,067
B-Class	216,333	147,411
C-Class	827,015	118,320
Institutional Class	12,929	10,0001
Distributions reinvested
A-Class	571,200	187,685
Institutional Class	73	— [1]
Cost of shares redeemed
A-Class	(23,445,161)	(28,967,385)
B-Class	(1,828,228)	(1,734,071)
C-Class	(459,100)	(443,550)
Institutional Class	—	— [1]
Net decrease from capital share transactions	(20,213,237)	(26,755,523)
Net increase in net assets	3,217,570	15,347,648

Net assets:
Beginning of year	178,300,793	162,953,145
End of year	$181,518,363	$178,300,793
Undistributed net investment income at end of year	$94,876	$317,574

Capital share activity:
Shares sold
A-Class	171,925	200,433
B-Class	12,018	9,082
C-Class	41,241	7,018
Institutional Class	592	480 [1]
Shares issued from reinvestment of distributions
A-Class	27,448	10,201
Institutional Class	4	— [1]
Shares redeemed
A-Class	(1,051,893)	(1,425,434)
B-Class	(100,705)	(108,033)
C-Class	(23,259)	(25,344)
Institutional Class	—	— [1]
Net decrease in shares	(922,629)	(1,331,597)

1 Since the commencement of operations: March 1, 2012.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2013	2012	2011[e]	2010[e]	2009[e]
Per Share Data
Net asset value, beginning of period	$21.25	$16.79	$17.56	$16.20	$17.04
Income (loss) from investment operations:
Net investment income[a]	.06	.06	.01	.04	.04
Net gain (loss) on investments (realized and unrealized)	3.04	4.42	(.74)	1.32	(.80)
Total from investment operations	3.10	4.48	(.73)	1.36	(.76)
Less distributions from:
Net investment income	(.08)	(.02)	(.04)	—	(.04)
Return of capital	—	—	—	—	(.04)
Total distributions	(.08)	(.02)	(.04)	—	(.08)
Net asset value, end of period	$24.27	$21.25	$16.79	$17.56	$16.20

Total Return[b]	14.64%	26.71%	(4.11%)	8.40%	(4.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175,601	$171,907	$156,232	$174,371	$175,404
Ratios to average net assets:
Net investment income	0.26%	0.32%	0.06%	0.31%	0.28%
Total expenses[c]	1.37%	1.36%	1.35%	1.43%	1.49%
Portfolio turnover rate	217%	101%	92%	100%	69%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2013	2012	2011[e]	2010[e]	2009[e]
Per Share Data
Net asset value, beginning of period	$17.13	$13.69	$14.40	$13.36	$14.12
Income (loss) from investment operations:
Net investment loss[a]	(.17)	(.15)	(.11)	(.08)	(.04)
Net gain (loss) on investments (realized and unrealized)	2.43	3.59	(.60)	1.12	(.68)
Total from investment operations	2.26	3.44	(.71)	1.04	(.72)
Less distributions from:
Return of capital	—	—	—	—	(.04)
Total distributions	—	—	—	—	(.04)
Net asset value, end of period	$19.39	$17.13	$13.69	$14.40	$13.36

Total Return[b]	13.19%	25.13%	(4.93%)	7.78%	(4.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,617	$4,714	$5,121	$6,817	$7,784
Ratios to average net assets:
Net investment loss	(0.94%)	(0.92%)	(0.70%)	(0.48%)	(0.46%)
Total expenses[c]	2.59%	2.59%	2.10%	2.17%	2.24%
Portfolio turnover rate	217%	101%	92%	100%	69%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STYLEPLUS LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2013	2012	2011[e]	2010[e]	2009[e]
Per Share Data
Net asset value, beginning of period	$18.60	$14.81	$15.56	$14.48	$15.24
Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.10)	(.12)	(.08)	(.04)
Net gain (loss) on investments (realized and unrealized)	2.67	3.89	(.63)	1.16	(.68)
Total from investment operations	2.52	3.79	(.75)	1.08	(.72)
Less distributions from:
Return of capital	—	—	—	—	(.04)
Total distributions	—	—	—	—	(.04)
Net asset value, end of period	$21.12	$18.60	$14.81	$15.56	$14.48

Total Return[b]	13.55%	25.59%	(4.82%)	7.46%	(4.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,275	$1,669	$1,600	$2,158	$2,244
Ratios to average net assets:
Net investment loss	(0.77%)	(0.55%)	(0.70%)	(0.44%)	(0.47%)
Total expenses[c]	2.34%	2.22%	2.10%	2.18%	2.24%
Portfolio turnover rate	217%	101%	92%	100%	69%

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2013	2012[d]
Per Share Data
Net asset value, beginning of period	$21.28	$20.84
Income (loss) from investment operations:
Net investment income[a]	.06	.07
Net gain on investments (realized and unrealized)	3.06	.37
Total from investment operations	3.12	.44
Less distributions from:
Net investment income	(.15)	—
Total distributions	(.15)	—
Net asset value, end of period	$24.25	$21.28

Total Return[b]	14.79%	2.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$10
Ratios to average net assets:
Net investment income	0.26%	0.59%
Total expenses[c]	1.25%	1.12%
Portfolio turnover rate	217%	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire fiscal year of the Fund, not since commencement of operations of the Class.
[e]	Reverse share split—Per share amounts for period September 30, 2009 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim Mid Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2013.

For the year ended September 30, 2013, the Guggenheim Mid Cap Value Fund returned 28.93%1, compared with the 27.58% return of its benchmark, the Russell 2500 Value Index.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped most by stock selection in the Financials and Information Technology sectors. The largest detractor from performance was stock selection in the Materials and Consumer Discretionary sectors.

The holdings contributing most to portfolio performance over the period were Cree, Inc., a maker of LED lighting; Ocwen Financial Corp., a mortgage servicer with a large presence in the subprime mortgage market; and Computer Sciences Corp., a business information technology company. Stock price gains for Cree and Computer Sciences were the main driver of the Information Technology sector performance for the period.

The main detractors were two precious metals mining companies, Allied Nevada Gold Corp. and Coeur Mining, Inc., which underperformed due to the selloff in gold earlier in 2013; and SandRidge Energy, Inc., an independent oil and natural gas company.

Sector positioning in the Fund is largely a result of stock selection decisions where the Fund believes it is finding the most attractive investment opportunities. The largest changes in positioning from a year ago were an increase in the Financials sector exposure and a decrease in the Industrials sector exposure.

As of September 30, 2013, the Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Investment opportunities appear attractive in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Financials sector was the largest in both the Fund and the benchmark. However, the Fund is most underweight in this sector relative to its benchmark. This is mostly due to a zero weight in the REIT industry, which is a significant part of the Financials sector. REITs appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes. The Fund instead continues to favor the insurance industry, which is non-interest-sensitive, and the mortgage servicing industry. After Financials, the Fund was most underweight relative to the benchmark in Utilities, where current high valuations make this sector unattractive.

The Fund continues to focus on searching for companies with good long-term fundamental prospects and attractive valuations that are more likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

MID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

	1 Year	5 Year	10 Year
A-Class Shares	28.93%	11.88%	11.97%
A-Class Shares with sales charge†	22.80%	10.56%	11.31%
B-Class Shares	27.93%	11.02%	11.31%
B-Class Shares with CDSC‡	22.93%	10.75%	11.31%
C-Class Shares	27.98%	11.06%	11.15%
C-Class Shares with CDSC§	26.98%	11.06%	11.15%
Russell 2500 Value Index	27.58%	11.07%	10.03%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
B-Class	May 1, 1997
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	4.7%
Computer Sciences Corp.	3.2%
Owens-Illinois, Inc.	2.7%
Reinsurance Group of America, Inc. — Class A	2.4%
Covanta Holding Corp.	2.4%
Dreyfus Treasury Prime Cash Management Fund	2.3%
Bunge Ltd.	2.2%
WR Berkley Corp.	2.2%
American Financial Group, Inc.	2.2%
URS Corp.	2.1%
Top Ten Total	26.4%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
MID CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 97.8%

FINANCIALS - 27.8%
Hanover Insurance Group, Inc.	1,078,640	$59,670,364
Reinsurance Group of America, Inc. — Class A	454,574	30,451,912
WR Berkley Corp.	666,110	28,549,475
American Financial Group, Inc.	526,320	28,452,859
Alleghany Corp.*	56,390	23,100,164
Northern Trust Corp.	352,130	19,152,351
Endurance Specialty Holdings Ltd.	309,400	16,620,968
Alexandria Real Estate Equities, Inc.	205,230	13,103,936
Ocwen Financial Corp.*,1	230,694	12,865,805
BioMed Realty Trust, Inc.	688,600	12,801,074
Huntington Bancshares, Inc.	1,539,620	12,717,262
Employers Holdings, Inc.	391,750	11,650,645
Lexington Realty Trust	1,019,270	11,446,402
Wintrust Financial Corp.	231,110	9,491,688
Home Loan Servicing Solutions Ltd.	423,227	9,315,226
SVB Financial Group*	94,420	8,155,055
FirstMerit Corp.	372,872	8,095,051
Zions Bancorporation	288,250	7,903,815
City National Corp.	111,290	7,418,591
First Niagara Financial Group, Inc.	612,990	6,356,706
First Midwest Bancorp, Inc.	412,938	6,239,493
Redwood Trust, Inc.	263,753	5,193,297
Investors Real Estate Trust	562,530	4,640,873
Campus Crest Communities, Inc.	261,320	2,822,256
Total Financials		356,215,268
INDUSTRIALS - 17.2%
Covanta Holding Corp.	1,412,060	30,189,843
URS Corp.	510,500	27,439,374
Quanta Services, Inc.*	871,720	23,981,017
Navigant Consulting, Inc.*	1,528,150	23,625,198
Aegion Corp. — Class A*	915,096	21,715,228
Orbital Sciences Corp.*	984,140	20,844,085
General Cable Corp.	494,721	15,707,392
ICF International, Inc.*	422,370	14,956,122
Saia, Inc.*	280,121	8,734,173
Towers Watson & Co. — Class A	79,511	8,504,497
DigitalGlobe, Inc.*	235,553	7,448,186
Babcock & Wilcox Co.	211,950	7,146,954
United Stationers, Inc.	160,822	6,995,757
AZZ, Inc.	85,650	3,585,309
Thermoenergy Corp.*	2,701,839	108,074
Total Industrials		220,981,209
INFORMATION TECHNOLOGY - 11.0%
Computer Sciences Corp.	801,860	41,488,236
IXYS Corp.[2]	2,136,329	20,615,574
Cree, Inc.*	281,140	16,921,817
Maxwell Technologies, Inc.*,2	1,704,971	15,481,137
RF Micro Devices, Inc.*	2,464,500	13,899,780
Global Payments, Inc.	257,220	13,138,798
Semtech Corp.*	222,670	6,677,873
Symmetricom, Inc.*	933,275	4,498,386
Euronet Worldwide, Inc.*	105,635	4,204,273
OmniVision Technologies, Inc.*	214,270	3,280,474
Total Information Technology		140,206,348
CONSUMER DISCRETIONARY - 10.4%
Brown Shoe Company, Inc.	992,755	23,299,959
Chico’s FAS, Inc.	956,500	15,935,290
Maidenform Brands, Inc.*	631,550	14,835,109
Cabela’s, Inc.*	211,150	13,308,785
Jack in the Box, Inc.*	311,780	12,471,200
DeVry, Inc.	394,150	12,045,224
Jones Group, Inc.	797,811	11,975,143
Scholastic Corp.	361,060	10,344,369
Guess?, Inc.	343,808	10,262,669
Gentex Corp.	313,640	8,026,048
Total Consumer Discretionary		132,503,796
MATERIALS - 8.8%
Owens-Illinois, Inc.*	1,148,180	34,468,363
Sonoco Products Co.	576,950	22,466,433
Zoltek Companies, Inc.*	955,626	15,949,398
Coeur Mining, Inc.*	1,225,220	14,763,901
Landec Corp.*	867,563	10,584,269
Globe Specialty Metals, Inc.	467,501	7,204,190
Allied Nevada Gold Corp.*	1,616,510	6,757,012
Total Materials		112,193,566
ENERGY - 8.3%
Cameco Corp.	1,306,930	23,616,225
Whiting Petroleum Corp.*	374,012	22,384,619
Oasis Petroleum, Inc.*	324,610	15,948,089
Superior Energy Services, Inc.*	631,050	15,801,492
Resolute Energy Corp.*	1,159,390	9,692,500
Sanchez Energy Corp.*	334,524	8,834,779
C&J Energy Services, Inc.*	319,620	6,417,970
Energy XXI Bermuda Ltd.	127,051	3,836,940
Total Energy		106,532,614
CONSUMER STAPLES - 5.0%
Bunge Ltd.	378,470	28,729,658
Hormel Foods Corp.	392,400	16,527,888
Darling International, Inc.*	575,424	12,175,972
JM Smucker Co.	61,580	6,468,363
Total Consumer Staples		63,901,881
UTILITIES - 4.7%
Black Hills Corp.	363,140	18,106,160
UGI Corp.	345,592	13,523,015
Pepco Holdings, Inc.	592,020	10,928,690
Great Plains Energy, Inc.	406,127	9,016,019
MDU Resources Group, Inc.	283,058	7,917,132
Total Utilities		59,491,016

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
MID CAP VALUE FUND

	Shares	Value

HEALTH CARE - 4.6%
Universal Health Services, Inc. — Class B	194,520	$14,587,055
MEDNAX, Inc.*	134,271	13,480,808
Hologic, Inc.*	592,511	12,235,352
Kindred Healthcare, Inc.	782,716	10,511,876
Alere, Inc.*	271,274	8,292,846
Total Health Care		59,107,937
Total Common Stocks
(Cost $949,539,870)		1,251,133,635
CONVERTIBLE PREFERRED STOCK††† - 0.0%
Thermoenergy Corp.*,3,4	858,334	100,253
Total Convertible Preferred Stock
(Cost $819,654)		100,253
SHORT TERM INVESTMENTS† - 2.3%
Dreyfus Treasury Prime Cash
Management Fund	29,760,616	29,760,616
Total Short Term Investments
(Cost $29,760,616)		29,760,616

	Face
	Amount

CONVERTIBLE BONDS†† - 0.6%
INDUSTRIALS - 0.6%
DryShips, Inc.
5.00% due 12/01/14	$7,525,000	7,350,984
Total Convertible Bonds
(Cost $6,660,291)		7,350,984
Total Investments - 100.7%
(Cost $986,780,431)		$1,288,345,488

	Contracts
OPTIONS WRITTEN† - 0.0%
Call options on:
Ocwen Financial Corp.
Expiring January 2014
with strike price of $60.00	1,154	(305,810)
Total Options Written
(Premiums received $390,057)		(305,810)
Other Assets & Liabilities, net - (0.7)%		(8,998,086)
Total Net Assets - 100.0%		$1,279,041,592

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open options written contracts at September 30, 2013.
[2]	Affiliated issuers — See Note 10.
[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[4]	Illiquid security.

22 | the GUGGENHEIM FUNDS annual report	See Notes to Financial STATEMENTS.

MID CAP VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2013
Assets:
Investments in unaffiliated issuers, at value
(cost $949,078,048)	$1,252,248,777
Investments in affiliated issuers, at value
(cost $37,702,383)	36,096,711
Total investments
(cost $986,780,431)	1,288,345,488
Prepaid expenses	76,425
Cash	9,998
Receivables:
Dividends	1,753,390
Fund shares sold	1,214,794
Securities sold	691,044
Interest	125,417
Total assets	1,292,216,556
Liabilities:
Options written, at value
(premiums received $390,057)	305,810
Payable for:
Fund shares redeemed	8,789,072
Securities purchased	2,062,494
Management fees	827,176
Distribution and service fees	409,208
Transfer agent/maintenance fees	114,504
Fund accounting/administration fees	99,569
Directors’ fees*	14,567
Miscellaneous	552,564
Total liabilities	13,174,964
Net assets	$1,279,041,592
Net assets consist of:
Paid in capital	$916,939,480
Accumulated net investment loss	(752,180)
Accumulated net realized gain on investments	61,204,988
Net unrealized appreciation on investments	301,649,304
Net assets	$1,279,041,592
A-Class:
Net assets	$1,038,762,172
Capital shares outstanding	27,225,497
Net asset value per share	$38.15
Maximum offering price per share
(Net asset value divided by 95.25%)	$40.05
B-Class:
Net assets	$20,584,072
Capital shares outstanding	665,118
Net asset value per share	$30.95
C-Class:
Net assets	$219,695,348
Capital shares outstanding	6,838,595
Net asset value per share	$32.13

STATEMENT OF
OPERATIONS
Year Ended September 30, 2013
Investment Income:
Dividends from securities of unaffiliated issuers
(net of foreign withholding tax of $36,338)	$16,218,842
Dividends from securities of affiliated issuers	256,359
Interest	1,234,975
Total investment income	17,710,176

Expenses:
Management fees	9,349,329
Transfer agent/maintenance fees:
A-Class	1,792,464
B-Class	46,726
C-Class	341,840
Distribution and service fees:
A-Class	2,392,284
B-Class	220,453
C-Class	2,009,981
Fund accounting/administration fees	1,120,945
Directors’ fees*	110,797
Custodian fees	39,718
Tax expense	32
Miscellaneous	616,701
Total expenses	18,041,270
Net investment loss	(331,094)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	96,702,861
Options written	838,918
Net realized gain	97,541,779
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	196,114,452
Investments in affiliated issuers	1,168,151
Options written	147,973
Net change in unrealized appreciation (depreciation)	197,430,576
Net realized and unrealized gain	294,972,355
Net increase in net assets resulting from operations	$294,641,261

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(331,094)	$(4,309,556)
Net realized gain on investments	97,541,779	111,200,171
Net change in unrealized appreciation (depreciation) on investments	197,430,576	158,502,504
Net increase in net assets resulting from operations	294,641,261	265,393,119

Distributions to shareholders from:
Net realized gains
A-Class	(92,674,750)	(19,357,542)
B-Class	(2,844,203)	(613,604)
C-Class	(22,741,115)	(4,226,845)
Total distributions to shareholders	(118,260,068)	(24,197,991)

Capital share transactions:
Proceeds from sale of shares
A-Class	196,756,789	171,642,951
B-Class	437,407	205,712
C-Class	29,825,646	16,672,547
Distributions reinvested
A-Class	83,496,316	16,566,240
B-Class	2,720,726	589,906
C-Class	16,692,864	3,099,583
Cost of shares redeemed
A-Class	(292,306,316)	(457,393,244)
B-Class	(8,971,838)	(10,129,746)
C-Class	(44,208,482)	(54,403,876)
Net decrease from capital share transactions	(15,556,888)	(313,149,927)
Net increase (decrease) in net assets	160,824,305	(71,954,799)

Net assets:
Beginning of year	1,118,217,287	1,190,172,086
End of year	$1,279,041,592	$1,118,217,287
Accumulated net investment loss at end of year	$(752,180)	$(3,209,568)

Capital share activity:
Shares sold
A-Class	5,636,342	5,549,566
B-Class	15,688	7,545
C-Class	1,023,309	619,563
Shares issued from reinvestment of distributions
A-Class	2,764,774	573,427
B-Class	110,419	24,226
C-Class	652,575	123,440
Shares redeemed
A-Class	(8,501,344)	(14,678,321)
B-Class	(319,547)	(389,584)
C-Class	(1,532,165)	(2,017,676)
Net decrease in shares	(149,949)	(10,187,814)

24 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$33.05	$27.13	$29.55	$26.58	$28.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.07)	(.03)	.11	.08
Net gain (loss) on investments (realized and unrealized)	8.59	6.54	(2.31)	2.90	.82
Total from investment operations	8.63	6.47	(2.34)	3.01	.90
Less distributions from:
Net investment income	—	—	(.08)	(.04)	(.14)
Net realized gains	(3.53)	(.55)	—	—	(2.59)
Total distributions	(3.53)	(.55)	(.08)	(.04)	(2.73)
Net asset value, end of period	$38.15	$33.05	$27.13	$29.55	$26.58

Total Return[b]	28.93%	24.13%	(7.98%)	11.32%	6.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,038,762	$903,221	$973,467	$1,056,655	$781,883
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.22%)	(0.10%)	0.38%	0.40%
Total expenses	1.39%	1.46%	1.32%	1.37%	1.48%
Portfolio turnover rate	23%	19%	28%	23%	31%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$27.66	$22.99	$25.17	$22.78	$24.83
Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.29)	(.24)	(.09)	(.06)
Net gain (loss) on investments (realized and unrealized)	7.01	5.51	(1.94)	2.48	.60
Total from investment operations	6.82	5.22	(2.18)	2.39	.54
Less distributions from:
Net realized gains	(3.53)	(.55)	—	—	(2.59)
Total distributions	(3.53)	(.55)	—	—	(2.59)
Net asset value, end of period	$30.95	$27.66	$22.99	$25.17	$22.78

Total Return[b]	27.93%	23.02%	(8.66%)	10.49%	6.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,584	$23,747	$27,960	$42,321	$58,221
Ratios to average net assets:
Net investment loss	(0.67%)	(1.09%)	(0.86%)	(0.40%)	(0.34%)
Total expenses	2.16%	2.33%	2.07%	2.12%	2.23%
Portfolio turnover rate	23%	19%	28%	23%	31%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.57	$23.68	$25.93	$23.47	$25.49
Income (loss) from investment operations:
Net investment loss[a]	(.18)	(.25)	(.24)	(.09)	(.07)
Net gain (loss) on investments (realized and unrealized)	7.27	5.69	(2.01)	2.55	.64
Total from investment operations	7.09	5.44	(2.25)	2.46	.57
Less distributions from:
Net realized gains	(3.53)	(.55)	—	—	(2.59)
Total distributions	(3.53)	(.55)	—	—	(2.59)
Net asset value, end of period	$32.13	$28.57	$23.68	$25.93	$23.47

Total Return[b]	27.98%	23.28%	(8.68%)	10.48%	6.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$219,695	$191,249	$188,745	$193,986	$139,121
Ratios to average net assets:
Net investment loss	(0.62%)	(0.92%)	(0.85%)	(0.37%)	(0.35%)
Total expenses	2.12%	2.17%	2.07%	2.12%	2.22%
Portfolio turnover rate	23%	19%	28%	23%	31%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

26 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim Mid Cap Value Institutional Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2013.

For the year ended September 30, 2013, the Guggenheim Mid Cap Value Institutional Fund returned 28.89%1, compared with the 27.58% return of its benchmark, the Russell 2500 Value Index.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped most by stock selection in the Financials and Information Technology sectors. The largest detractor from performance was stock selection in the Materials and Consumer Discretionary sectors.

The holdings contributing most to portfolio performance over the period were Cree, Inc., a maker of LED lighting; Ocwen Financial Corp., a mortgage servicer with a large presence in the subprime mortgage market; and Computer Sciences Corp., a business information technology company. Stock price gains for Cree and Computer Sciences were the main driver of the Information Technology sector performance for the period.

The main detractors were two precious metals mining companies, Allied Nevada Gold Corp. and Coeur Mining, Inc., which underperformed due to the selloff in gold earlier in 2013; and SandRidge Energy, Inc., an independent oil and natural gas company.

Sector positioning in the Fund is largely a result of stock selection decisions where the Fund believes it is finding the most attractive investment opportunities. The largest changes in positioning from a year ago were an increase in the Financials sector exposure and a decrease in the Industrials sector exposure.

As of September 30, 2013, the Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Investment opportunities appear attractive in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Financials sector was the largest in both the Fund and the benchmark. However, the Fund is most underweight in this sector relative to its benchmark. This is mostly due to a zero weight in the REIT industry, which is a significant part of the Financials sector. REITs appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes. The Fund instead continues to favor the insurance industry, which is non-interest-sensitive, and the mortgage servicing industry. After Financials, the Fund was most underweight relative to the benchmark in Utilities, where current high valuations make this sector unattractive.

The Fund continues to focus on searching for companies with good long-term fundamental prospects and attractive valuations that are more likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures do not reflect deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

			Since Inception
	1 Year	5 Year	(07/11/08)
Mid Cap Value Institutional Fund	28.89%	11.75%	12.64%
Russell 2500 Value Index	27.58%	11.07%	11.09%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:
July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	4.6%
Computer Sciences Corp.	3.2%
Owens-Illinois, Inc.	2.7%
Covanta Holding Corp.	2.4%
Reinsurance Group of America, Inc. — Class A	2.4%
American Financial Group, Inc.	2.3%
Bunge Ltd.	2.2%
Dreyfus Treasury Prime Cash Management Fund	2.2%
WR Berkley Corp.	2.2%
URS Corp.	2.1%
Top Ten Total	26.3%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

COMMON STOCKS† - 97.4%

FINANCIALS - 27.7%
Hanover Insurance Group, Inc.	472,263	$26,125,590
Reinsurance Group of America, Inc. — Class A	201,193	13,477,918
American Financial Group, Inc.	245,510	13,272,271
WR Berkley Corp.	289,530	12,409,256
Alleghany Corp.*	26,538	10,871,292
Northern Trust Corp.	155,120	8,436,977
Endurance Specialty Holdings Ltd.	137,230	7,371,996
Alexandria Real Estate Equities, Inc.	91,900	5,867,815
Ocwen Financial Corp.*,1	103,478	5,770,968
BioMed Realty Trust, Inc.	308,370	5,732,598
Huntington Bancshares, Inc.	690,090	5,700,142
Lexington Realty Trust	473,740	5,320,100
Employers Holdings, Inc.	153,794	4,573,834
Wintrust Financial Corp.	102,750	4,219,943
Home Loan Servicing Solutions Ltd.	186,220	4,098,702
SVB Financial Group*	41,590	3,592,128
FirstMerit Corp.	164,235	3,565,542
Zions Bancorporation	126,980	3,481,792
City National Corp.	49,030	3,268,340
First Midwest Bancorp, Inc.	202,729	3,063,235
First Niagara Financial Group, Inc.	272,040	2,821,055
Redwood Trust, Inc.	103,436	2,036,654
Investors Real Estate Trust	224,810	1,854,683
Campus Crest Communities, Inc.	115,900	1,251,720
Bimini Capital Management, Inc. — Class A*	164,371	30,409
Total Financials		158,214,960
INDUSTRIALS - 17.1%
Covanta Holding Corp.	632,910	13,531,616
URS Corp.	226,467	12,172,600
Quanta Services, Inc.*	403,680	11,105,237
Navigant Consulting, Inc.*	677,970	10,481,415
Aegion Corp. — Class A*	410,115	9,732,029
Orbital Sciences Corp.*	425,898	9,020,520
General Cable Corp.	223,614	7,099,745
ICF International, Inc.*	169,633	6,006,705
Saia, Inc.*	124,715	3,888,614
Towers Watson & Co. — Class A	35,761	3,824,997
DigitalGlobe, Inc.*	102,541	3,242,346
Babcock & Wilcox Co.	95,158	3,208,728
United Stationers, Inc.	68,416	2,976,096
AZZ, Inc.	38,080	1,594,029
Total Industrials		97,884,677
INFORMATION TECHNOLOGY - 10.8%
Computer Sciences Corp.	353,830	18,307,164
IXYS Corp.	938,399	9,055,550
Cree, Inc.*	124,840	7,514,120
Maxwell Technologies, Inc.*	769,411	6,986,252
RF Micro Devices, Inc.*	1,093,730	6,168,637
Global Payments, Inc.	111,700	5,705,636
Semtech Corp.*	97,250	2,916,528
Symmetricom, Inc.*	414,447	1,997,635
Euronet Worldwide, Inc.*	45,610	1,815,278
OmniVision Technologies, Inc.*	96,630	1,479,405
Total Information Technology		61,946,205
CONSUMER DISCRETIONARY - 10.3%
Brown Shoe Company, Inc.	465,048	10,914,676
Chico’s FAS, Inc.	442,290	7,368,551
Maidenform Brands, Inc.*	269,927	6,340,585
Cabela’s, Inc.*	94,040	5,927,341
Jack in the Box, Inc.*	139,660	5,586,400
DeVry, Inc.	174,273	5,325,783
Jones Group, Inc.	353,062	5,299,461
Guess?, Inc.	150,891	4,504,096
Scholastic Corp.	151,870	4,351,076
Gentex Corp.	136,330	3,488,685
HydroGen Corp.*,2	1,265,700	8,860
Total Consumer Discretionary		59,115,514
ENERGY - 8.3%
Cameco Corp.	584,450	10,561,012
Whiting Petroleum Corp.*	165,501	9,905,235
Oasis Petroleum, Inc.*	143,640	7,057,033
Superior Energy Services, Inc.*	280,970	7,035,489
Resolute Energy Corp.*	505,020	4,221,967
Sanchez Energy Corp.*	147,367	3,891,962
C&J Energy Services, Inc.*	142,950	2,870,436
Energy XXI Bermuda Ltd.	56,101	1,694,250
Total Energy		47,237,384
MATERIALS - 8.2%
Owens-Illinois, Inc.*	509,260	15,287,985
Sonoco Products Co.	197,286	7,682,317
Coeur Mining, Inc.*	552,750	6,660,638
Zoltek Companies, Inc.*	392,264	6,546,886
Landec Corp.*	370,000	4,514,000
Globe Specialty Metals, Inc.	199,577	3,075,482
Allied Nevada Gold Corp.*	728,630	3,045,673
Total Materials		46,812,981
CONSUMER STAPLES - 5.4%
Bunge Ltd.	167,250	12,695,947
Hormel Foods Corp.	208,720	8,791,286
Darling International, Inc.*	255,592	5,408,327
JM Smucker Co.	39,570	4,156,433
Total Consumer Staples		31,051,993
UTILITIES - 5.0%
Black Hills Corp.	162,769	8,115,662
Great Plains Energy, Inc.	291,565	6,472,743
UGI Corp.	147,660	5,777,936
Pepco Holdings, Inc.	259,690	4,793,877
MDU Resources Group, Inc.	124,307	3,476,867
Total Utilities		28,637,085

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Health Care - 4.6%
Universal Health Services,
Inc. — Class B	96,770	$7,256,783
MEDNAX, Inc.*	59,583	5,982,133
Hologic, Inc.*	244,402	5,046,901
Kindred Healthcare, Inc.	304,621	4,091,060
Alere, Inc.*	117,799	3,601,115
Total Health Care		25,977,992
Total Common Stocks
(Cost $432,157,621)		556,878,791
CONVERTIBLE PREFERRED STOCK††† - 0.0%
Thermoenergy Corp.*,3,4	793,750	92,710
Total Convertible Preferred Stock
(Cost $757,980)		92,710
SHORT TERM INVESTMENTS† - 2.2%
Dreyfus Treasury Prime Cash
Management Fund	12,582,756	12,582,756
Total Short Term Investments
(Cost $12,582,756)		12,582,756

	Face
	Amount

CONVERTIBLE BONDS†† - 0.7%
INDUSTRIALS - 0.7%
DryShips, Inc.
5.00% due 12/01/14	$4,225,000	4,127,297
Total Convertible Bonds
(Cost $3,714,877)		4,127,297
Total Investments - 100.3%
(Cost $449,213,234)		$573,681,554

	Contracts
OPTIONS WRITTEN† - 0.0%
Call options on:
Ocwen Financial Corp.
Expiring January 2014
with strike price of $60.00	517	(137,005)
Total Options Written
(Premiums received $174,748)		(137,005)
Other Assets & Liabilities, net - (0.3)%		(2,079,506)
Total Net Assets - 100.0%		$571,465,043

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open options written contracts at September 30, 2013.
[2]	Affiliated issuers — See Note 10.
[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[4]	Illiquid security.

30 | the GUGGENHEIM FUNDS annual report	See Notes to Financial STATEMENTS.

MID CAP VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $449,210,703)	$573,672,694
Investments in affiliated issuers, at value
(cost $2,531)	8,860
Total investments
(cost $449,213,234)	573,681,554
Prepaid expenses	36,738
Cash	4,414
Receivables:
Dividends	779,676
Fund shares sold	375,517
Interest	70,417
Securities sold	13,258
Total assets	574,961,574
Liabilities:
Options written, at value
(premiums received $174,748)	137,005
Payable for:
Fund shares redeemed	1,767,806
Securities purchased	1,119,191
Management fees	352,175
Fund accounting/administration fees	44,608
Transfer agent/maintenance fees	23,854
Directors’ fees*	1,142
Miscellaneous	50,750
Total liabilities	3,496,531
Net assets	$571,465,043
Net assets consist of:
Paid in capital	$417,187,971
Undistributed net investment income	3,072,708
Accumulated net realized gain on investments	26,698,301
Net unrealized appreciation on investments	124,506,063
Net assets	$571,465,043
Capital shares outstanding	43,655,020
Net asset value per share	$13.09

STATEMENT OF
OPERATIONS
Year Ended September 30, 2013

Investment Income:
Dividends (net of foreign withholding tax of $16,155)	$7,259,373
Interest	755,933
Total investment income	8,015,306

Expenses:
Management fees	3,938,050
Transfer agent/maintenance fees	541,854
Fund accounting/administration fees	498,813
Directors’ fees*	43,793
Custodian fees	24,624
Tax expense	14
Miscellaneous	274,995
Total expenses	5,322,143
Net investment income	2,693,163

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	40,736,728
Options written	385,021
Net realized gain	41,121,749
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	88,403,399
Investments in affiliated issuers	(6,328)
Options written	68,507
Net change in unrealized appreciation (depreciation)	88,465,578
Net realized and unrealized gain	129,587,327
Net increase in net assets resulting from operations	$132,280,490

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

MID CAP VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,693,163	$1,542,702
Net realized gain on investments	41,121,749	40,470,116
Net change in unrealized appreciation (depreciation) on investments	88,465,578	72,481,047
Net increase in net assets resulting from operations	132,280,490	114,493,865

Distributions to shareholders from:
Net investment income	(1,542,680)	(1,977,527)
Net realized gains	(46,688,296)	(44,425,740)
Total distributions to shareholders	(48,230,976)	(46,403,267)

Capital share transactions:
Proceeds from sale of shares	136,201,875	168,213,889
Distributions reinvested	27,245,300	20,469,550
Cost of shares redeemed	(166,772,360)	(238,299,328)
Net decrease from capital share transactions	(3,325,185)	(49,615,889)
Net increase in net assets	80,724,329	18,474,709

Net assets:
Beginning of year	490,740,714	472,266,005
End of year	$571,465,043	$490,740,714
Undistributed net investment income at end of year	$3,072,708	$1,542,680

Capital share activity:
Shares sold	11,673,620	16,021,148
Shares issued from reinvestment of distributions	2,629,855	2,088,722
Shares redeemed	(14,131,954)	(21,974,810)
Net increase (decrease) in shares	171,521	(3,864,940)

32 | the GUGGENHEIM FUNDS annual report	See Notes to Financial STATEMENTS.

MID CAP VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Institutional Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$11.29	$9.97	$11.34	$10.49	$10.68
Income (loss) from investment operations:
Net investment income[a]	.06	.03	.04	.08	.08
Net gain (loss) on
investments (realized and unrealized)	2.90	2.30	(.87)	1.13	.27
Total from investment operations	2.96	2.33	(.83)	1.21	.35
Less distributions from:
Net investment income	(.04)	(.04)	(.06)	(.01)	(.06)
Net realized gains	(1.12)	(.97)	(.48)	(.35)	(.48)
Total distributions	(1.16)	(1.01)	(.54)	(.36)	(.54)
Net asset value, end of period	$13.09	$11.29	$9.97	$11.34	$10.49

Total Return	28.89%	24.96%	(8.05%)	11.76%	5.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571,465	$490,741	$472,266	$514,447	$317,455
Ratios to average net assets:
Net investment income	0.51%	0.30%	0.34%	0.78%	0.82%
Total expenses	1.01%	1.01%	0.98%	0.95%	0.98%
Net expenses	1.01%	0.98%[b]	0.90%[b]	0.90%[b]	0.91%[b]
Portfolio turnover rate	24%	33%	38%	20%	76%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim Small Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2013.

For the year ended September 30, 2013, the Guggenheim Small Cap Value Fund returned 29.39%1, compared with the 27.04% return of its benchmark, the Russell 2000 Value Index.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped most by stock selection in the Financials sector and both an overweight and stock selection in the Industrials sector. The largest detractor from performance was stock selection in the Consumer Discretionary and Materials sectors.

The holdings contributing most to portfolio performance over the period were Cree, Inc., a maker of LED lighting; Saia, Inc., a shipping and logistics company; and Ocwen Financial Corp., a mortgage servicer with a large presence in the subprime mortgage market.

The first and third largest detractors were two precious metals mining companies, Allied Nevada Gold Corp. and Coeur Mining, Inc., which underperformed due to the selloff in gold earlier in 2013; between them was Central Garden and Pet, a marketer of products for lawns and pet supplies.

Sector positioning in the Fund is largely a result of stock selection decisions where the Fund believes it is finding the most attractive investment opportunities. The largest changes in positioning from a year ago were an increase in the Financials sector exposure and a decrease in the Materials sector exposure.

As of September 30, 2013, the Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Investment opportunities appear attractive in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Financials sector was the largest in both the Fund and the benchmark. However, the Fund is most underweight in this sector relative to its benchmark. This is mostly due to a zero weight in the REIT industry, which is a significant part of the Financials sector. REITs appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes. The Fund instead continues to favor the insurance industry, which is non-interest-sensitive, and the mortgage servicing industry.

The Fund continues to focus on searching for companies with good long-term fundamental prospects and attractive valuations that are more likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

			Since Inception
	1 Year	5 Year	(07/11/08)
A-Class Shares	29.39%	17.03%	19.36%
A-Class Shares with sales charge†	23.24%	15.65%	18.02%
C-Class Shares	28.34%	16.19%	18.50%
C-Class Shares with CDSC‡	27.34%	16.19%	18.50%
Institutional Class Shares	29.74%	17.30%	19.65%
Russell 2000 Value Index	27.04%	9.13%	10.18%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	5.2%
Hanover Insurance Group, Inc.	4.3%
Reinsurance Group of America, Inc. — Class A	2.4%
Covanta Holding Corp.	2.2%
Brown Shoe Company, Inc.	1.9%
Home Loan Servicing Solutions Ltd.	1.9%
Global Cash Access Holdings, Inc.	1.9%
Endurance Specialty Holdings Ltd.	1.9%
ICF International, Inc.	1.7%
Horace Mann Educators Corp.	1.7%
Top Ten Total	25.1%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	September 30, 2013
SMALL CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 105.2%

Financials - 25.3%
Hanover Insurance Group, Inc.	34,740	$1,921,817
Reinsurance Group of America, Inc. — Class A	15,990	1,071,170
Home Loan Servicing Solutions Ltd.	38,990	858,170
Endurance Specialty Holdings Ltd.	15,404	827,503
Horace Mann Educators Corp.	27,280	774,206
Bancorp, Inc.*	35,490	628,883
Campus Crest Communities, Inc.	57,350	619,380
1st Source Corp.	21,580	580,934
Ocwen Financial Corp.*,1	8,651	482,466
Safeguard Scientifics, Inc.*	28,230	442,929
PrivateBancorp, Inc. — Class A	20,586	440,540
Berkshire Hills Bancorp, Inc.	16,520	414,817
BancFirst Corp.	7,455	403,092
Employers Holdings, Inc.	13,346	396,910
AMERISAFE, Inc.	8,835	313,731
Solar Senior Capital Ltd.	16,428	297,018
Lexington Realty Trust	26,397	296,438
Navigators Group, Inc.*	4,800	277,296
Redwood Trust, Inc.	13,066	257,270
Total Financials		11,304,570
Industrials - 24.3%
Covanta Holding Corp.[1]	46,580	995,880
ICF International, Inc.*	21,947	777,143
Celadon Group, Inc.	37,722	704,269
Energy Recovery, Inc.*	96,450	699,263
Curtiss-Wright Corp.	14,490	680,451
PMFG, Inc.*	88,715	656,491
Aegion Corp. — Class A*	24,753	587,389
Navigant Consulting, Inc.*	37,500	579,750
KEYW Holding Corp.*	42,835	576,131
General Cable Corp.	17,936	569,468
Orbital Sciences Corp.*	26,774	567,073
Dynamic Materials Corp.	23,612	547,326
Powell Industries, Inc.*	8,107	496,878
Sterling Construction Company, Inc.*	50,988	471,639
Great Lakes Dredge & Dock Corp.	62,676	465,056
Saia, Inc.*	10,375	323,493
Global Power Equipment Group, Inc.	12,600	253,386
Marten Transport Ltd.	13,860	237,699
DigitalGlobe, Inc.*	7,129	225,419
Rand Logistics, Inc.*	39,190	191,247
MiX Telematics Ltd. ADR*	9,519	140,881
AZZ, Inc.	3,160	132,278
Total Industrials		10,878,610
Information Technology - 15.9%
Global Cash Access Holdings, Inc.*	106,790	834,030
Maxwell Technologies, Inc.*	76,089	690,888
Cree, Inc.*	10,420	627,180
Insight Enterprises, Inc.*	30,994	586,406
IXYS Corp.	48,650	469,473
Digi International, Inc.*	46,751	467,977
RF Micro Devices, Inc.*	78,810	444,488
Carbonite, Inc.*	29,570	443,550
Global Payments, Inc.	8,030	410,172
Silicon Graphics International Corp.*	23,680	384,800
Newport Corp.*	24,280	379,496
Semtech Corp.*	8,550	256,415
Multi-Fineline Electronix, Inc.*	14,240	230,973
Spansion, Inc. — Class A*	22,860	230,657
Higher One Holdings, Inc.*	27,810	213,303
Mercury Systems, Inc.*	17,830	178,122
Symmetricom, Inc.*	24,280	117,030
OmniVision Technologies, Inc.*	7,500	114,825
Total Information Technology		7,079,785
Consumer Discretionary - 13.6%
Brown Shoe Company, Inc.	36,674	860,739
International Speedway Corp. — Class A	23,171	748,423
Maidenform Brands, Inc.*	31,570	741,580
iRobot Corp.*,1	18,718	705,107
Chico’s FAS, Inc.	36,440	607,090
DeVry, Inc.	18,180	555,581
Cabela’s, Inc.*	6,530	411,586
Scholastic Corp.	13,472	385,973
Guess?, Inc.	12,559	374,886
Jones Group, Inc.	23,942	359,369
Gentex Corp.	12,470	319,107
Total Consumer Discretionary		6,069,441
Energy - 7.8%
Clayton Williams Energy, Inc.*	14,677	770,102
Resolute Energy Corp.*	87,640	732,670
Abraxas Petroleum Corp.*	239,310	615,027
Oasis Petroleum, Inc.*	12,410	609,703
Sanchez Energy Corp.*	12,148	320,829
C&J Energy Services, Inc.*	11,450	229,916
Energy XXI Bermuda Ltd.	4,627	139,735
Emerald Oil, Inc.*	8,840	63,560
Total Energy		3,481,542
Utilities - 5.9%
UGI Corp.	18,700	731,732
Laclede Group, Inc.	15,906	715,770
Black Hills Corp.	11,301	563,467
South Jersey Industries, Inc.	6,790	397,758
MDU Resources Group, Inc.	8,613	240,906
Total Utilities		2,649,633
Health Care - 5.8%
Invacare Corp.	37,880	654,188
Emergent Biosolutions, Inc.*	33,290	634,174
Greatbatch, Inc.*	15,388	523,654
Kindred Healthcare, Inc.	20,736	278,484
Alere, Inc.*	8,464	258,744
Discovery Laboratories, Inc.*	122,660	240,414
Total Health Care		2,589,658

36 | the GUGGENHEIM FUNDS annual report	See Notes to Financial STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
SMALL CAP VALUE FUND

	Shares	Value

Materials - 5.6%
Zoltek Companies, Inc.*	45,880	$765,738
Coeur Mining, Inc.*	44,750	539,238
Allied Nevada Gold Corp.*	126,180	527,432
Landec Corp.*	35,816	436,955
Globe Specialty Metals, Inc.	14,620	225,294
Total Materials		2,494,657
Consumer Staples - 1.0%
Darling International, Inc.*	20,177	426,945
Total Common Stocks
(Cost $37,538,256)		46,974,841
CONVERTIBLE PREFERRED STOCK††† - 0.0%
Thermoenergy Corp.*,2,3	6,250	730
Total Convertible Preferred Stock
(Cost $5,968)		730
WARRANTS†† - 0.0%
Horizon Pharma, Inc.
$4.58, 09/20/17*	28,500	12,825
Total Warrants
(Cost $—)		12,825
SHORT TERM INVESTMENTS† - 5.2%
Dreyfus Treasury Prime Cash
Management Fund	2,330,676	2,330,676
Total Short Term Investments
(Cost $2,330,676)		2,330,676

	Face
	Amount

CONVERTIBLE BONDS†† - 0.4%
Industrials - 0.4%
DryShips, Inc.
5.00% due 12/01/14	$200,000	195,375
Total Convertible Bonds
(Cost $175,814)		195,375
Total Investments - 110.8%
(Cost $40,050,714)		$49,514,447

	Contracts
OPTIONS WRITTEN† - (0.1)%
Call options on:
Ocwen Financial Corp.
Expiring January 2014 with
strike price of $60.00	44	(11,660)
iRobot Corp.
Expiring December 2013 with
strike price of $40.00	63	(13,860)
Total Call options		(25,520)
Put options on:
Staar Surgical Co.
Expiring December 2013 with
strike price of $12.50	200	(13,000)
Total Options Written
(Premiums received $44,093)		(38,520)
Other Assets & Liabilities, net - (10.7)%		(4,788,980)
Total Net Assets - 100.0%		$44,686,947

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open options written contracts at September 30, 2013.
[2]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
ADR — American Depositary Receipt
[3]	Illiquid security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SMALL CAP VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2013

Assets:
Investments, at value
(cost $40,050,714)	$49,514,447
Prepaid expenses	21,348
Receivables:
Fund shares sold	92,730
Securities sold	73,734
Dividends	51,108
Investment advisor	26,049
Interest	3,333
Total assets	49,782,749
Liabilities:
Options written, at value
(premiums received $44,093)	38,520
Payable for:
Fund shares redeemed	4,681,531
Securities purchased	299,349
Management fees	39,334
Distribution and service fees	8,710
Transfer agent/maintenance fees	5,330
Fund accounting/administration fees	3,737
Directors’ fees*	190
Miscellaneous	19,101
Total liabilities	5,095,802
Net assets	$44,686,947
Net assets consist of:
Paid in capital	$33,149,659
Accumulated net investment loss	(87,199)
Accumulated net realized gain on investments	2,155,181
Net unrealized appreciation on investments	9,469,306
Net assets	$44,686,947
A-Class:
Net assets	$16,486,949
Capital shares outstanding	925,717
Net asset value per share	$17.81
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.70
C-Class:
Net assets	$5,885,341
Capital shares outstanding	345,142
Net asset value per share	$17.05
Institutional Class:
Net assets	$22,314,657
Capital shares outstanding	1,236,889
Net asset value per share	$18.04

STATEMENT OF
OPERATIONS
Year Ended September 30, 2013

Investment Income:
Dividends	$482,085
Interest	27,471
Total investment income	509,556

Expenses:
Management fees	398,041
Transfer agent/maintenance fees:
A-Class	51,388
C-Class	9,672
Institutional Class	946
Distribution and service fees:
A-Class	40,102
C-Class	40,062
Fund accounting/administration fees	37,813
Registration fees	41,880
Directors’ fees*	5,207
Custodian fees	3,940
Tax expense	63
Miscellaneous	44,628
Total expenses	673,742
Less:
Expenses waived/reimbursed by Advisor	(175,376)
Net expenses	498,366
Net investment income	11,190

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,135,462
Options written	25,454
Net realized gain	3,160,916
Net change in unrealized appreciation (depreciation) on:
Investments	7,020,810
Options written	7,386
Net change in unrealized appreciation (depreciation)	7,028,196
Net realized and unrealized gain	10,189,112
Net increase in net assets resulting from operations	$10,200,302

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | the GUGGENHEIM FUNDS annual report	See Notes to Financial STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$11,190	$(57,421)
Net realized gain on investments	3,160,916	2,514,919
Net change in unrealized appreciation (depreciation) on investments	7,028,196	4,495,278
Net increase in net assets resulting from operations	10,200,302	6,952,776

Distributions to shareholders from:
Net investment income
A-Class	(11,056)	—
Institutional Class	(53,908)	—
Net realized gains
A-Class	(1,047,645)	(235,223)
C-Class	(266,068)	(65,832)
Institutional Class	(1,552,279)	(390,818)
Total distributions to shareholders	(2,930,956)	(691,873)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,521,756	11,420,543
C-Class	2,264,197	2,813,053
Institutional Class	331,808	15,208,102
Distributions reinvested
A-Class	1,042,444	230,460
C-Class	248,604	60,332
Institutional Class	4,422	386,253
Cost of shares redeemed
A-Class	(10,445,396)	(9,398,528)
C-Class	(372,708)	(2,852,765)
Institutional Class	(88,984)	(751,336)
Net increase from capital share transactions	3,506,143	17,116,114
Net increase in net assets	10,775,489	23,377,017

Net assets:
Beginning of year	33,911,458	10,534,441
End of year	$44,686,947	$33,911,458
Accumulated net investment loss at end of year	$(87,199)	$(35,292)

Capital share activity:
Shares sold
A-Class	653,325	802,469
C-Class	142,887	205,879
Institutional Class	20,199	1,187,572
Shares issued from reinvestment of distributions
A-Class	75,267	17,977
C-Class	18,636	4,838
Institutional Class	316	29,827
Shares redeemed
A-Class	(620,391)	(654,086)
C-Class	(24,580)	(205,339)
Institutional Class	(5,715)	(49,544)
Net increase in shares	259,944	1,339,593

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.04	$11.66	$14.35	$13.24	$11.48
Income (loss) from investment operations:
Net investment loss[a]	(—)[d]	(.03)	(.07)	(.05)	(.05)
Net gain (loss) on investments (realized and unrealized)	4.05	3.73	(.63)	1.54	2.44
Total from investment operations	4.05	3.70	(.70)	1.49	2.39
Less distributions from:
Net investment income	(.01)	—	—	—	—
Net realized gains	(1.27)	(.32)	(1.99)	(.38)	(.63)
Total distributions	(1.28)	(.32)	(1.99)	(.38)	(.63)
Net asset value, end of period	$17.81	$15.04	$11.66	$14.35	$13.24

Total Return[b]	29.39%	32.19%	(7.31%)	11.53%	24.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,487	$12,294	$7,592	$6,209	$3,245
Ratios to average net assets:
Net investment loss	(0.02%)	(0.24%)	(0.52%)	(0.34%)	(0.46%)
Total expenses	1.91%	2.14%	2.33%	2.45%	4.92%
Net expenses[c]	1.30%	1.30%	1.30%	1.30%	1.55%
Portfolio turnover rate	34%	62%	70%	140%	58%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.54	$11.36	$14.13	$13.11	$11.46
Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.14)	(.18)	(.15)	(.11)
Net gain (loss) on investments (realized and unrealized)	3.90	3.64	(.60)	1.55	2.39
Total from investment operations	3.78	3.50	(.78)	1.40	2.28
Less distributions from:
Net realized gains	(1.27)	(.32)	(1.99)	(.38)	(.63)
Total distributions	(1.27)	(.32)	(1.99)	(.38)	(.63)
Net asset value, end of period	$17.05	$14.54	$11.36	$14.13	$13.11

Total Return[b]	28.34%	31.35%	(8.07%)	10.94%	23.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,885	$3,026	$2,305	$1,353	$709
Ratios to average net assets:
Net investment loss	(0.75%)	(1.00%)	(1.26%)	(1.09%)	(1.15%)
Total expenses	2.58%	2.70%	3.07%	3.22%	6.40%
Net expenses[c]	2.05%	2.05%	2.05%	2.05%	2.30%
Portfolio turnover rate	34%	62%	70%	140%	58%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Institutional Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.21	$11.76	$14.43	$13.28	$11.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	— [d]	(.04)	(.01)	(.01)
Net gain (loss) on investments (realized and unrealized)	4.10	3.77	(.64)	1.54	2.43
Total from investment operations	4.14	3.77	(.68)	1.53	2.42
Less distributions from:
Net investment income	(.04)	—	—	—	—
Net realized gains	(1.27)	(.32)	(1.99)	(.38)	(.63)
Total distributions	(1.31)	(.32)	(1.99)	(.38)	(.63)
Net asset value, end of period	$18.04	$15.21	$11.76	$14.43	$13.28

Total Return[b]	29.74%	32.51%	(7.11%)	11.80%	24.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,315	$18,591	$638	$734	$630
Ratios to average net assets:
Net investment income (loss)	0.23%	0.02%	(0.30%)	(0.08%)	(0.14%)
Total expenses	1.34%	1.44%	2.09%	2.21%	5.44%
Net expenses[c]	1.05%	1.05%	1.05%	1.05%	1.30%
Portfolio turnover rate	34%	62%	70%	140%	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net investment income (loss) is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim Enhanced World Equity Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Jamal Pesaran, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses positioning of the Fund and performance for the abbreviated fiscal year ended September 30, 2013.

For the abbreviated annual fiscal period from the Fund’s inception date of June 18, 2013 through September 30, 2013, the Guggenheim Enhanced World Equity Fund returned 4.32%1, compared with the 4.74% return of its benchmark, the MSCI All-Country World Index (ACWI).

The investment objective of the Fund is to achieve total return, comprised of capital appreciation and current income. The Fund invests in a broadly diversified portfolio of equity securities, typically exchange traded funds, selected to gain exposure to the global equity markets. In addition, the Fund seeks to generate current income and reduce portfolio volatility through the use of derivative strategies. This includes the purchase or sale of call options, which generates income to enhance the Fund’s return or helps to manage the Fund’s volatility.

The Fund will invest, under normal circumstances, at least 80% of its assets in equity or equity-like securities, including individual securities, exchange traded funds (“ETFs”) and derivatives giving exposure to the equity markets, to gain access to targeted geographic regions, countries and sectors.

The Fund’s holdings will be determined through a process that includes both quantitative and qualitative inputs designed to represent a global equity allocation. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area, and it will invest in a number of countries throughout the world, including emerging markets. The Fund can invest in securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. The composition of the portfolio will vary over time.

The Fund tries to deliver outperformance primarily through its region selection and its writing (selling) of calls. The Fund dynamically adjusts regional exposures based on the opportunities available expressed in underlying valuations and volatility premiums, in addition to qualitative views from Guggenheim Investments. Once the investment team decides on the regions and allocation ranges it favors, it uses a proprietary, rules-based quantitative framework with qualitative management for portfolio construction.

When the risk premiums paid for call options is attractive, the Fund writes calls more aggressively, in which case the premiums help protect the portfolio’s underlying holdings on the downside; where the risk premiums paid are less attractive, the Fund takes in a smaller total premium, but captures more of the upside movement in the underlying holdings. By implementing this consistently well, the collection of the call premiums becomes a potential source of alpha.

Over the abbreviated fiscal period, the Fund performed as expected: it rivaled performance of the benchmark, but with less risk, based on standard deviation. The Fund has a harder time outperforming when it has to write covered calls during strong upside market moves or when implied volatility is low and option premiums are low, both of which circumstances prevailed during much of the period. The derivatives used during the period benefited performance.

The inception date of the Fund came at an auspicious moment—the bond market was selling off in reaction to speculation about the end of the U.S. Federal Reserve’s quantitative easing, which also weighed down global equity markets. The Fund was overweight U.S. and emerging markets and underweight Europe and Japan.

At the end of the period, the overweight U.S. exposure remained but the portfolio managers started to allocate away from emerging markets to Europe.

The shift in the U.S. is due to its relative attractiveness as a market. The U.S. allocation is benefiting from continued strong corporate earnings, which is helping support global markets. Likewise, the over weight to Europe is based on Guggenheim’s view that the outlook there is improving, with economic growth increasing and unemployment no longer rising.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)

Emerging markets, overweight earlier in the period, is now a slight underweight, although the view for China remains positive. Pockets of volatility and less-than-favorable economic data from other non-U.S. markets seem likely to continue for the near term.

Another way the Fund manages its risk is by dynamically adjusting the overall level of calls written on the portfolio’s equity holdings—the hedge ratio. It is typically closer to 100% when underlying equity valuations are deemed expensive with less upside potential, and implied volatility is rich with attractive option premiums. It is typically closer to 0% when underlying equities are seen as cheap, with more upside potential and implied volatility is deemed too low to compensate for the market upside, which is capped by the selling of options.

The Fund was 75% hedged in early June, and then reduced when markets dropped during the bond market-triggered selloff. It remained near 50% for much of the rest of the period, but through buybacks of options that had been previously sold. The hedge ratio fell to below 25% by the options expiration in late September.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

ENHANCED WORLD EQUITY FUND

OBJECTIVE: Seeks to achieve total return, comprised of capital appreciation and current income.

Cumulative Fund Performance*

Total Returns*

Periods Ended 09/30/13

Since Inception
(06/18/13)
A-Class Shares	4.32%
A-Class Shares with sales charge‡	-0.65%
C-Class Shares	4.00%
C-Class Shares with CDSC†	3.00%
Institutional Class Shares	4.40%
MSCI All Country World Index	4.74%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 18, 2013
C-Class	June 18, 2013
Institutional Class	June 18, 2013

Ten Largest Holdings (% of Total Net Assets)
SPDR S&P 500 ETF Trust	49.0%
iShares China Large-Capital ETF	14.4%
Powershares QQQ Trust Series 1	5.0%
iShares MSCI Germany ETF	5.0%
iShares MSCI Italy Capped ETF	4.9%
iShares MSCI EAFE ETF	4.9%
Vanguard FTSE Emerging Markets ETF	4.7%
Energy Select Sector SPDR Fund	2.5%
Financial Select Sector SPDR Fund	2.4%
iShares MSCI Taiwan ETF	2.4%
Top Ten Total	95.2%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI All Country World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
ENHANCED WORLD EQUITY FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 97.6%
SPDR S&P 500 ETF Trust[1]	16,600	$2,790,460
iShares China Large-Capital ETF[1]	22,100	819,468
Powershares QQQ Trust Series[1]	3,600	283,860
iShares MSCI Germany ETF[1]	10,200	283,662
iShares MSCI Italy Capped ETF[1]	19,900	280,988
iShares MSCI EAFE ETF[1]	4,400	280,676
Vanguard FTSE Emerging Markets ETF[1]	6,700	268,737
Energy Select Sector SPDR Fund[1]	1,700	140,896
Financial Select Sector SPDR Fund[1]	7,000	139,440
iShares MSCI Taiwan ETF[1]	9,900	137,808
iShares MSCI South Korea Capped ETF[1]	2,200	135,366
Total Exchange Traded Funds
(Cost $5,641,232)		5,561,361
SHORT TERM INVESTMENTS† - 2.0%
Dreyfus Treasury Prime Cash
Management Fund	112,284	112,284
Total Short Term Investments
(Cost $112,284)		112,284
Total Investments - 99.6%
(Cost $5,753,516)		$5,673,645

	Contracts

OPTIONS WRITTEN† - (0.3)%
Call options on:
Energy Select Sector SPDR Fund
Expiring October 2013
with strike price of $85.00	9	(378)
iShares MSCI South Korea
Capped ETF
Expiring October 2013
with strike price of $63.00	17	(935)
iShares MSCI Taiwan ETF
Expiring October 2013
with strike price of $14.00	74	(1,332)
iShares MSCI EAFE ETF
Expiring October 2013
with strike price of $65.00	33	(1,419)
Financial Select Sector SPDR Fund
Expiring October 2013
with strike price of $20.00	53	(1,484)
Powershares QQQ Trust Series 1
Expiring October 2013
with strike price of $79.00	27	(2,835)
iShares MSCI Germany ETF
Expiring October 2013
with strike price of $28.00	102	(3,162)
SPDR S&P 500 ETF Trust
Expiring October 2013
with strike price of $171.00	55	(5,005)
Total Options Written
(Premiums received $34,151)		(16,550)
Other Assets & Liabilities, net - 0.7%		42,073
Total Net Assets - 100.0%		$5,699,168

†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open options written contracts at September 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

ENHANCED WORLD EQUITY FUND

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2013

Assets:
Investments, at value
(cost $5,753,516)	$5,673,645
Prepaid expenses	37,177
Cash	21,735
Receivables:
Investment advisor	30,821
Total assets	5,763,378
Liabilities:
Options written, at value
(premiums received $34,151)	16,550
Payable for:
Professional fees	24,399
Securities purchased	9,436
Management fees	3,157
Fund accounting/administration fees	2,055
Dividends	660
Directors’ fees*	520
Distribution and service fees	156
Transfer agent/maintenance fees	111
Miscellaneous	7,166
Total liabilities	64,210
Net assets	$5,699,168
Net assets consist of:
Paid in capital	$5,492,570
Undistributed net investment income	28,029
Accumulated net realized gain on investments	240,839
Net unrealized depreciation on investments	(62,270)
Net assets	$5,699,168
A-Class:
Net assets	$104,556
Capital shares outstanding	4,016
Net asset value per share	$26.03
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.33
C-Class:
Net assets	$377,218
Capital shares outstanding	14,532
Net asset value per share	$25.96
Institutional Class:
Net assets	$5,217,394
Capital shares outstanding	200,246
Net asset value per share	$26.05

STATEMENT OF
OPERATIONS

Period Ended September 30, 2013**

Investment Income:
Dividends	$42,948
Total investment income	42,948

Expenses:
Management fees	10,294
Transfer agent/maintenance fees:
A-Class	37
C-Class	116
Institutional Class	26
Distribution and service fees:
A-Class	38
C-Class	175
Fund accounting/administration fees	6,163
Professional fees	27,732
Printing expenses	14,552
Registration fees	11,247
Custodian fees	2,340
Directors’ fees*	621
Miscellaneous	2,891
Total expenses	76,232
Less:
Expenses waived/reimbursed by Advisor	(61,313)
Net expenses	14,919
Net investment income	28,029

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	227,547
Options written	13,879
Net realized gain	241,426
Net change in unrealized appreciation (depreciation) on:
Investments	(79,871)
Options written	17,601
Net change in unrealized appreciation (depreciation)	(62,270)
Net realized and unrealized gain	179,156
Net increase in net assets resulting from operations	$207,185

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: June 18, 2013.

46 | the GUGGENHEIM FUNDS annual report	SEE NOTES TO FINANCIAL STATEMENTS.

ENHANCED WORLD EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2013[a]

Increase (Decrease) In Net Assets From Operations:
Net investment income	$28,029
Net realized gain on investments	241,426
Net change in unrealized appreciation (depreciation) on investments	(62,270)
Net increase in net assets resulting from operations	207,185

Capital share transactions:
Proceeds from sale of shares
A-Class	102,365
C-Class	410,855
Institutional Class	5,006,074
Cost of shares redeemed
C-Class	(27,311)
Net increase from capital share transactions	5,491,983
Net increase in net assets	5,699,168

Net assets:
Beginning of period	—
End of period	$5,699,168
Undistributed net investment income at end of period	$28,029

Capital share activity:
Shares sold
A-Class	4,016
C-Class	15,611
Institutional Class	200,246
Shares redeemed
C-Class	(1,079)
Net increase in shares	218,794

[a]	Since commencement of operations: June 18, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

ENHANCED WORLD EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
September 30,
A-Class	2013[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.03)
Net gain on investments (realized and unrealized)	1.06
Total from investment operations	1.03
Net asset value, end of period	$26.03

Total Return[c]	4.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105
Ratios to average net assets:
Net investment loss	(0.36%)
Total expenses[d,f]	7.21%
Net expenses[e]	1.25%
Portfolio turnover rate	174%

Period Ended
September 30,
C-Class	2013[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.03)
Net gain on investments (realized and unrealized)	.99
Total from investment operations	.96
Net asset value, end of period	$25.96

Total Return[c]	4.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$377
Ratios to average net assets:
Net investment loss	(0.43%)
Total expenses[d,f]	9.26%
Net expenses[e]	2.00%
Portfolio turnover rate	174%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENHANCED WORLD EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
September 30,
Institutional Class	2013[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income[b]	.14
Net gain on investments (realized and unrealized)	.91
Total from investment operations	1.05
Net asset value, end of period	$26.05

Total Return[c]	4.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,217
Ratios to average net assets:
Net investment income	1.96%
Total expenses[d,f]	5.11%
Net expenses[e]	1.00%
Portfolio turnover rate	174%

[a]	Since commencement of operations: June 18, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders

Guggenheim World Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Nardin Baker, CFA, Managing Director and Portfolio Manager; Ole Jakob Wold, Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses changes to the Fund that occurred late in the fiscal year ended September 30, 2013.

For the one year period ended September 30, 2013, the Guggenheim World Equity Income Fund returned 22.58%1, compared with the 20.23% return of its benchmark, the MSCI World Index. However, the Fund was managed for all but seven weeks of the period to the MSCI Equal Weighted Index, the prior benchmark, which returned 25.95% for the period.

Several changes, approved by the Fund’s Board of Directors, occurred on August 15, 2013: a new Fund name, new investment objective, new principal investment strategies and new portfolio management team. The changes were designed to provide an actively managed, differentiated strategy that seeks to provide lower downside risk with the opportunity to outperform the strategy’s capitalization-weighted benchmark over time while delivering attractive income.

Prior to these changes, the Fund’s name was the MSCI EAFE Equal Weight Fund, which sought performance that corresponded, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index, the Fund’s benchmark between May 2, 2011 and August 15, 2013.

Fund performance for the 12 months can be broken down into the period during which the Fund was being managed according to the legacy strategy and the period during which it was being managed according to the new strategy.

For the period beginning October 1, 2012, and ending August 14, 2013, the Fund performed in line with its benchmark. The sectors contributing most to return for that period were the Consumer Discretionary and Consumer Staples sectors. No sector detracted, but Utilities contributed least, followed by the Telecommunications Services sector.

For the period beginning August 15, 2013, and ending September 30, 2013, the Fund slightly outperformed its benchmark. For that period, Financials and Telecommunications Services sectors contributed most, and Materials was the only sector detracting from return, detracting slightly.

Beginning with the changes to the Fund’s investment objective and investment strategies, the new management team repositioned the portfolio to align with the new investment philosophy and process. This included purchasing stocks that have historically demonstrated low volatility and appear likely to continue doing so. To make these purchases, the Fund liquidated those holdings in the MSCI EAFE Equal Weight portfolio that did not meet the team’s minimum-volatility standards.

The portfolio was constructed to take advantage of empirical evidence that supports an inverse relationship between risk and reward, as low-volatility stocks have historically provided better returns over time than their high-volatility counterparts. This is in contrast to the Capital Asset Pricing Model that guides much modern finance, which holds that an asset’s expected return should increase as it becomes riskier. This inefficiency is referred to as the “minimum volatility effect,” and Portfolio Manager Nardin Baker was among the first people to demonstrate its existence in a 1991 research paper.

The team relies on its comprehensive data library of historical information on 30,000 global equities and uses sophisticated statistical techniques to forecast the near-term volatility of these stocks. The team also maintains a covariance matrix to analyze how the stocks are correlated with each other and how these correlations could impact the overall volatility of the portfolio. Incorporating these tools and techniques, the team then uses proprietary optimization technology to construct a portfolio of approximately 120 to 160 well-diversified, low-volatility stocks.

Generally, the strategy invests in lower-risk and higher-yielding equity securities throughout the world. The Fund is permitted to invest at least 80% of its assets in equity securities. There are no limits or requirements on the percentage of the portfolio invested in U.S. or foreign issuers. The Fund will focus on developed markets but may invest in emerging markets. As of the end of the period, its top holdings were 53% North America, 14% Europe, 13% Asia ex-Japan and 12% Japan.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)

Portfolio characteristics include a lower-than-market standard deviation of returns (volatility) and higher dividend yield. The Fund’s weighted average dividend yield as of the end of the period was 4.8%, compared with 2.5% for the benchmark. Its weighted average standard deviation was 5.5%, compared with 6.7% for the benchmark.

Reflecting the Fund’s greater emphasis on income, the Fund changed its dividend declaration frequency from annual to quarterly. The Fund paid its annual dividend in December 2012 and made its first quarterly distribution in September 2013.

While the Fund does not expect to hold a significant portion of its assets in derivatives, it may invest in them in order to maintain exposure to the securities and currency markets when it is unable to purchase corresponding securities or currencies directly, or believes that it is more appropriate to use derivatives to gain the desired exposure to underlying assets. The Fund may also hedge a portion of its foreign currency exposure using derivatives. Use of derivatives is not expected to materially contribute or detract from portfolio performance.

The Fund expects to slightly underperform traditional equity strategies during periods of excessive optimism in broader stock markets and to experience far lower losses during sell-offs. This combination of performance in different market environments helps the strategy achieve a smoother pattern of returns that, over time, is similar to or slightly better than a capitalization-weighted benchmark.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

WORLD EQUITY INCOME FUND

OBJECTIVE: To provide total return, comprised of capital appreciation and income.

Cumulative Fund Performance*

Effective August 15, 2013, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the MSCI World Index. The Fund’s performance was previously compared to the MSCI EAFE Equal Weighted Index. The MSCI EAFE Equal Weighted Index-Blended uses performance data for the MSCI World Index from 09/30/03 to 05/01/11, and the MSCI EAFE Equal Weighted Index from 05/02/11 to 09/30/13.

Average Annual Returns*

Periods Ended 09/30/13

	1 Year	5 Year	10 Year
A-Class Shares	22.58%	4.88%	6.73%
A-Class Shares with sales charge†	16.71%	3.65%	6.10%
B-Class Shares	22.95%	5.14%	6.74%
B-Class Shares with CDSC‡	17.95%	4.81%	6.74%
C-Class Shares	21.57%	4.09%	5.93%
C-Class Shares with CDSC§	20.57%	4.09%	5.93%
MSCI World Index	20.23%	7.84%	7.58%
MSCI Equal Weighted Index	25.95%	8.89%	N/A
MSCI EAFE Equal Weighted Index-Blended	26.05%	6.79%	7.32%

		Since Inception
	1 Year	(05/02/11)
Institutional Class Shares	23.17%	1.83%
MSCI World Index	20.23%	6.79%
MSCI EAFE Equal Weighted Index-Blended	26.05%	3.74%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 1, 1993
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Lockheed Martin Corp.	3.2%
Deutsche Telekom AG	3.0%
Altria Group, Inc.	2.9%
Wal-Mart Stores, Inc.	2.6%
General Mills, Inc.	2.6%
Kimberly-Clark Corp.	2.5%
GDF Suez	2.5%
Bristol-Myers Squibb Co.	2.4%
AstraZeneca plc	2.3%
Telstra Corporation Ltd.	2.0%
Top Ten Total	26.0%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index and MSCI EAFE Equal Weighted Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
WORLD EQUITY INCOME FUND

	Shares	Value

COMMON STOCKS† - 107.0%

CONSUMER STAPLES - 19.9%
Altria Group, Inc.	60,300	$2,071,305
Wal-Mart Stores, Inc.	25,400	1,878,584
General Mills, Inc.	38,600	1,849,712
Kimberly-Clark Corp.	19,100	1,799,602
Safeway, Inc.	28,900	924,511
Costco Wholesale Corp.	8,000	920,960
Lawson, Inc.	9,600	751,007
Dr Pepper Snapple Group, Inc.	16,100	721,602
Metcash Ltd.	204,900	611,670
Campbell Soup Co.	13,200	537,372
PepsiCo, Inc.	5,000	397,500
Archer-Daniels-Midland Co.	10,200	375,768
Lorillard, Inc.	8,000	358,240
Hershey Co.	3,000	277,500
George Weston Ltd.	3,000	235,931
Green Mountain Coffee Roasters, Inc.*	2,400	180,792
Kellogg Co.	3,000	176,190
Tyson Foods, Inc. — Class A	5,000	141,400
Monster Beverage Corp.*	2,000	104,500
Total Consumer Staples		14,314,146
Consumer Discretionary - 15.2%
Target Corp.	17,200	1,100,456
McDonald’s Corp.	9,800	942,857
Family Dollar Stores, Inc.	10,700	770,614
Kohl’s Corp.	14,800	765,900
Darden Restaurants, Inc.	14,800	685,092
Shaw Communications, Inc. — Class B	28,800	668,773
Garmin Ltd.	14,100	637,179
Sankyo Company Ltd.	12,300	599,985
Singapore Press Holdings Ltd.	169,400	555,016
Magna International, Inc.	6,400	527,798
Advance Auto Parts, Inc.	5,000	413,400
Next plc	4,000	333,792
Tabcorp Holdings Ltd.	100,900	308,738
PetSmart, Inc.	4,000	305,040
InterContinental Hotels Group plc	10,000	291,542
British Sky Broadcasting Group plc	20,000	281,667
McDonald’s Holdings Company Japan Ltd.	9,800	269,974
Nikon Corp.	15,200	264,879
Telenet Group Holding N.V.	5,000	248,935
NOK Corp.	15,700	244,045
Whitbread plc	4,100	196,654
Marks & Spencer Group plc	20,300	163,156
Compass Group plc	10,000	137,596
TJX Companies, Inc.	2,000	112,780
ProSiebenSat.1 Media AG	1,983	84,229
Total Consumer Discretionary		10,910,097
Financials - 14.6%
Banco Santander S.A.	146,400	1,193,776
Annaly Capital Management, Inc.	77,400	896,292
American Capital Agency Corp.	39,000	880,230
Daito Trust Construction Company Ltd.	8,500	848,271
National Australia Bank Ltd.	25,500	816,419
Stockland	210,800	761,039
Hannover Rueck SE	10,200	750,047
ICAP plc	121,700	737,194
Insurance Australia Group Ltd.	121,400	664,786
CFS Retail Property Trust Group	302,700	564,765
Progressive Corp.	20,400	555,492
Intact Financial Corp.	9,200	551,773
Zurich Insurance Group AG	1,500	386,282
RSA Insurance Group plc	170,500	333,410
Bendigo and Adelaide Bank Ltd.	30,300	283,228
WR Berkley Corp.	4,000	171,440
Aeon Mall Company Ltd.	3,100	91,896
Delta Lloyd N.V.	125	2,660
Aegon N.V.	242	1,791
Total Financials		10,490,791
Telecommunication Services - 14.5%
Deutsche Telekom AG	147,000	2,130,681
Telstra Corporation Ltd.	304,700	1,412,714
NTT DOCOMO, Inc.	70,000	1,133,672
BCE, Inc.	20,200	863,229
Bezeq The Israeli Telecommunication
Corporation Ltd.	419,600	771,700
Belgacom S.A.	28,412	755,219
Telecom Corporation of New Zealand Ltd.	362,500	699,923
Windstream Holdings, Inc.	81,700	653,600
Frontier Communications Corp.	132,800	553,776
Nippon Telegraph & Telephone Corp.	9,400	485,778
Elisa Oyj	20,300	483,850
Orange S.A.	30,300	379,913
Vodafone Group plc	27,176	95,023
Total Telecommunication Services		10,419,078
Utilities - 13.2%
GDF Suez	70,400	1,768,452
Consolidated Edison, Inc.	21,400	1,179,996
Southern Co.	24,200	996,556
CLP Holdings Ltd.	96,300	784,095
Power Assets Holdings Ltd.	85,600	765,953
Cheung Kong Infrastructure Holdings Ltd.	95,500	661,837
TransAlta Corp.	50,500	655,952
Entergy Corp.	10,000	631,900
Pepco Holdings, Inc.	25,300	467,038
Osaka Gas Company Ltd.	106,300	452,018
National Grid plc	35,100	414,779
Tokyo Gas Company Ltd.	74,800	409,384
SP AusNet	303,300	339,531
Total Utilities		9,527,491
Health Care - 11.5%
Bristol-Myers Squibb Co.	37,300	1,726,245
AstraZeneca plc	32,300	1,681,273
Cardinal Health, Inc.	25,300	1,319,395
WellPoint, Inc.	13,500	1,128,735
HCA Holdings, Inc.	18,900	807,975
Coloplast A/S — Class B	8,200	466,869
UnitedHealth Group, Inc.	6,100	436,821
Eli Lilly & Co.	6,000	301,980

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
WORLD EQUITY INCOME FUND

	Shares	Value

Takeda Pharmaceutical Company Ltd.	6,000	$282,909
Eisai Company Ltd.	4,000	162,360
Total Health Care		8,314,562
Industrials - 8.7%
Lockheed Martin Corp.	18,100	2,308,656
Bouygues S.A.	21,400	780,879
ANA Holdings, Inc.	248,000	539,898
Sumitomo Corp.	37,200	500,289
ITOCHU Corp.	39,300	480,555
TransDigm Group, Inc.	3,000	416,100
Hopewell Holdings Ltd.	124,200	415,554
ACS Actividades de Construccion y
Servicios S.A.	10,000	317,890
ALS Ltd.	25,200	246,840
Bureau Veritas S.A.	4,000	126,074
AP Moeller - Maersk A/S — Class B	8	73,350
AP Moeller - Maersk A/S — Class A	3	25,945
TNT Express N.V.	35	319
Total Industrials		6,232,349
Information Technology - 4.8%
Canon, Inc.	42,600	1,356,439
ASML Holding N.V.	4,900	483,869
Apple, Inc.	1,000	476,750
Leidos Holdings, Inc.*	8,100	368,712
Intel Corp.	15,200	348,384
AAC Technologies Holdings, Inc.	62,300	283,150
Science Applications International Corp.*	4,629	156,214
Total Information Technology		3,473,518
Energy - 3.8%
Seadrill Ltd.	25,400	1,139,571
Canadian Oil Sands Ltd.	25,200	488,299
Total S.A.	8,300	481,608
Bonavista Energy Corp.	30,200	379,080
TonenGeneral Sekiyu K.K.	30,300	279,574
Total Energy		2,768,132
Materials - 0.8%
Barrick Gold Corp.	20,100	374,257
Agnico Eagle Mines Ltd.	7,800	206,568
Total Materials		580,825
Total Common Stocks
(Cost $75,876,098)		77,030,989
SHORT TERM INVESTMENTS† - 0.8%
Goldman Sachs Financial Square
Funds - Treasury Instruments Fund	556,160	556,160
Total Short Term Investments
(Cost $556,160)		556,160
Total Investments - 107.8%
(Cost $76,432,258)		$77,587,149
Other Assets & Liabilities, net - (7.8)%		(5,614,046)
Total Net Assets - 100.0%		$71,973,103

INVESTMENT CONCENTRATION

At September 30, 2013, the investment diversification of the Fund by country was as follows:

Country	% of Net Assets	Value
United States	48.8%	$35,150,122
Japan	12.7%	9,152,934
Australia	8.3%	6,009,731
Canada	6.9%	4,951,661
Britain	6.5%	4,666,086
France	4.9%	3,536,926
Germany	4.1%	2,964,955
Hong Kong	3.6%	2,627,439
Spain	2.1%	1,511,666
Bermuda	1.6%	1,139,572
Switzerland	1.4%	1,023,461
Belgium	1.4%	1,004,154
Israel	1.1%	771,700
New Zealand	1.0%	699,923
Other	3.4%	2,376,819
Total Investments	107.8%	$77,587,149

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4. plc — Public Limited Company

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2013

Assets:
Investments, at value
(cost $76,432,258)	$77,587,149
Foreign currency, at value
(cost $100,668)	101,819
Cash	32,544
Prepaid expenses	22,879
Receivables:
Dividends	327,917
Foreign taxes reclaim	99,660
Securities sold	84,430
Fund shares sold	58,222
Investment advisor	27,256
Total assets	78,341,876
LIABILITIES:
Payable for:
Fund shares redeemed	6,181,065
Management fees	44,039
Distribution and service fees	17,232
Transfer agent/maintenance fees	10,770
Fund accounting/administration fees	9,437
Directors’ fees*	609
Miscellaneous	105,621
Total liabilities	6,368,773
Net assets	$71,973,103
Net assets consist of:
Paid in capital	$94,214,757
Undistributed net investment income	391,872
Accumulated net realized loss on investments	(23,792,743)
Net unrealized appreciation on investments and foreign currency	1,159,217
Net assets	$71,973,103
A-Class:
Net assets	$65,965,921
Capital shares outstanding	5,233,977
Net asset value per share	$12.60
Maximum offering price per share
(Net asset value divided by 95.25%)	$13.23
B-Class:
Net assets	$2,377,678
Capital shares outstanding	215,887
Net asset value per share	$11.01
C-Class:
Net assets	$3,377,490
Capital shares outstanding	312,921
Net asset value per share	$10.79
Institutional Class:
Net assets	$252,014
Capital shares outstanding	20,120
Net asset value per share	$12.53

STATEMENT OF
OPERATIONS

Year Ended September 30, 2013

Investment Income:
Dividends (net of foreign withholding tax of $243,137)	$2,291,649
Interest	50
Total investment income	2,291,699

Expenses:
Management fees	504,600
Transfer agent/maintenance fees:
A-Class	108,562
B-Class	23,802
C-Class	12,224
Institutional Class	404
Distribution and service fees:
A-Class	165,184
C-Class	32,286
Fund accounting/administration fees	108,129
Custodian fees	170,415
Pricing fees	90,214
Directors’ fees*	4,204
Tax expense	3,272
Miscellaneous	211,461
Total expenses	1,434,757
Less:
Expenses waived/reimbursed by Advisor	(269,453)
Net expenses	1,165,304
Net investment income	1,126,395

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,146,712
Foreign currency	(39,208)
Securities sold short	(10)
Net realized gain	6,107,494
Net change in unrealized appreciation (depreciation) on:
Investments	7,235,601
Foreign currency	7,880
Net change in unrealized appreciation (depreciation)	7,243,481
Net realized and unrealized gain	13,350,975
Net increase in net assets resulting from operations	$14,477,370

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,126,395	$989,291
Net realized gain (loss) on investments and foreign currency	6,107,494	(5,918,358)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	7,243,481	10,876,566
Net increase in net assets resulting from operations	14,477,370	5,947,499

Distributions to shareholders from:
Net investment income
A-Class	(1,672,199)	(30,502)
B-Class	(73,946)	(2,983)
C-Class	(47,041)	—
Institutional Class	(4,606)	(73)
Total distributions to shareholders	(1,797,792)	(33,558)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,420,639	11,310,005
B-Class	425,854	64,990
C-Class	688,147	309,208
Institutional Class	378,957	4,955,291
Distributions reinvested
A-Class	1,659,730	30,250
B-Class	73,635	2,968
C-Class	46,791	—
Institutional Class	4,606	73
Cost of shares redeemed
A-Class	(24,573,617)	(20,478,100)
B-Class	(1,387,459)	(1,700,356)
C-Class	(952,484)	(970,947)
Institutional Class	(254,172)	(5,107,255)
Net decrease from capital share transactions	(8,469,373)	(11,583,873)
Net increase (decrease) in net assets	4,210,205	(5,669,932)

Net assets:
Beginning of year	67,762,898	73,432,830
End of year	$71,973,103	$67,762,898
Undistributed net investment income at end of year	$391,872	$749,719

Capital share activity:
Shares sold
A-Class	1,314,259	1,101,870
B-Class	41,564	7,266
C-Class	68,601	35,518
Institutional Class	33,315	484,691
Shares issued from reinvestment of distributions
A-Class	148,443	3,109
B-Class	7,438	350
C-Class	5,072	—
Institutional Class	398	8
Shares redeemed
A-Class	(2,089,282)	(2,007,132)
B-Class	(138,796)	(192,408)
C-Class	(95,590)	(111,863)
Institutional Class	(22,190)	(505,528)
Net decrease in shares	(726,768)	(1,184,119)

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$10.55	$9.70	$10.52	$9.97	$10.35
Income (loss) from investment operations:
Net investment income[a]	.18	.15	.05	.02	.05
Net gain (loss) on investments (realized and unrealized)	2.16	.70	(.81)	.53	(.35)
Total from investment operations	2.34	.85	(.76)	.55	(.30)
Less distributions from:
Net investment income	(.29)	(—)[b]	(.06)	—	(.02)
Return of capital	—	—	—	—	(.06)
Total distributions	(.29)	(—)[b]	(.06)	—	(.08)
Net asset value, end of period	$12.60	$10.55	$9.70	$10.52	$9.97

Total Return[c]	22.58%	8.82%	(7.32%)	5.52%	(2.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,966	$61,838	$65,573	$78,201	$97,205
Ratios to average net assets:
Net investment income	1.59%	1.45%	0.40%	0.24%	0.63%
Total expenses	1.93%	2.05%	1.85%	1.86%	1.89%
Net expenses[d]	1.59%	1.63%	1.82%	1.86%	1.89%
Portfolio turnover rate	154%	41%	206%	288%	368%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2013[f]	2012[f]	2011[f]	2010[f]	2009[f]
Per Share Data
Net asset value, beginning of period	$9.22	$8.46	$9.19	$8.69	$9.05
Income (loss) from investment operations:
Net investment income[a]	.18	.14	.05	.04	.07
Net gain (loss) on investments (realized and unrealized)	1.90	.63	(.69)	.46	(.32)
Total from investment operations	2.08	.77	(.64)	.50	(.25)
Less distributions from:
Net investment income	(.29)	(.01)	(.09)	—	(.04)
Return of capital	—	—	—	—	(.07)
Total distributions	(.29)	(.01)	(.09)	—	(.11)
Net asset value, end of period	$11.01	$9.22	$8.46	$9.19	$8.69

Total Return[c]	22.95%	9.07%	(7.13%)	5.75%	(2.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,378	$2,820	$4,148	$6,769	$11,155
Ratios to average net assets:
Net investment income	1.77%	1.60%	0.53%	0.45%	0.90%
Total expenses	2.43%	2.34%	1.61%	1.61%	1.65%
Net expenses[d]	1.31%	1.38%	1.59%	1.61%	1.65%
Portfolio turnover rate	154%	41%	206%	288%	368%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$9.01	$8.33	$9.06	$8.66	$9.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.06	(.04)	(.04)	(.01)
Net gain (loss) on investments (realized and unrealized)	1.84	.62	(.69)	.44	(.31)
Total from investment operations	1.92	.68	(.73)	.40	(.32)
Less distributions from:
Net investment income	(.14)	—	—	—	—
Return of capital	—	—	—	—	(.06)
Total distributions	(.14)	—	—	—	(.06)
Net asset value, end of period	$10.79	$9.01	$8.33	$9.06	$8.66

Total Return[c]	21.57%	8.16%	(8.06%)	4.62%	(3.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,377	$3,015	$3,426	$4,295	$4,838
Ratios to average net assets:
Net investment income (loss)	0.80%	0.68%	(0.37%)	(0.50%)	(0.11%)
Total expenses	2.89%	2.88%	2.60%	2.62%	2.65%
Net expenses[d]	2.35%	2.38%	2.58%	2.62%	2.65%
Portfolio turnover rate	154%	41%	206%	288%	368%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2013	2012	2011[e]
Per Share Data
Net asset value, beginning of period	$10.50	$9.70	$12.37
Income (loss) from investment operations:
Net investment income[a]	.28	.28	.13
Net gain (loss) on investments (realized and unrealized)	2.10	.52	(2.80)
Total from investment operations	2.38	.80	(2.67)
Less distributions from:
Net investment income	(.35)	(—)[b]	—
Total distributions	(.35)	(—)[b]	—
Net asset value, end of period	$12.53	$10.50	$9.70

Total Return[c]	23.17%	8.17%	(21.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252	$90	$285
Ratios to average net assets:
Net investment income	2.42%	2.70%	2.99%
Total expenses	1.73%	1.90%	2.27%
Net expenses[d]	1.26%	1.32%	1.36%
Portfolio turnover rate	154%	41%	206%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: May 2, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire fiscal year of the Fund, not since commencement of operations of the Class.
[f]	Effective August 25, 2005, B-Class shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share informations reflects this change. This fee will be reinstated when sales exceed the sales cap limit.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Michael Dellapa, CFA, CAIA, Portfolio Manager; and Ryan Harder, CFA, Portfolio Manager. In the following paragraphs, the team discusses changes to the Fund and performance of the Fund for the fiscal year ended September 30, 2013.

For the year ended September 30, 2013, the Alpha Opportunity Fund gained 21.38%1, compared with its benchmark, the S&P 500 Index, which gained 19.34%. The Fund is closed to new investors because it remains subject to proceedings associated with the bankruptcy filing of Lehman Brothers, Inc., in 2008, which has made certain assets illiquid.

During the period, Mainstream Investment Advisors, LLC, the Fund sub-adviser for Domestic Long/Short Sub-Portfolio, resigned effective September 30, 2013. The Fund’s Board of Directors approved certain changes to the Fund’s investment program as a result of the resignation.

The first change was that the Fund’s current investment manager, Security Investors, LLC, an affiliate of Guggenheim Investments, assumed investment management responsibility for the Domestic Long/Short Sub-Portfolio as of September 30, 2013.

The second change was, in conjunction with the adviser change in the Domestic Long/Short Sub-Portfolio, new principal investment strategies. The Fund’s strategies now are to pursue its objective by investing, under normal market conditions, approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers (the “Global Long/Short Sub-Portfolio”); approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers (the “Domestic Long/Short Sub-Portfolio”); and 25% of its total assets in a portfolio of equity securities, equity derivatives and fixed income securities (the “Indexed Sub-Portfolio”) that is intended to closely track the performance of the S&P 500 Index.

Global Long/Short Sub-Portfolio

This sleeve has exposure to Lehman Brothers International Europe (LBIE) through a collateral account held by the Fund’s custodian that consists of short-sale proceeds and long positions in U.S. securities. While Guggenheim Investments seeks to resolve certain outstanding short-sale transactions with LBIE, the collateral remains illiquid.

Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., which is currently in bankruptcy. Due to the valuations assigned to the short positions, which are based on certain assumptions, resolution could ultimately result in the Fund’s realizing values that are materially different from those indicated in this report, which would materially affect the Fund’s net asset value. Guggenheim Investments is uncertain when the issues surrounding the collateral account will be resolved.

As of September 30, 2013, approximately 73% of the Fund’s assets were in this allocation. It has exceeded the size indicated in the principal investment strategies because of appreciation of the securities held and the fact that the Fund has been unable to sell any positions.

The long positions in U.S. securities contributed positive performance to the Fund over the past year.

Domestic Long/Short Sub-Portfolio

As of September 30, 2013, approximately 18% of the Fund’s assets were in this allocation. Effective September 30, 2013, Mainstream Investment Advisers, LLC was no longer sub-adviser to the domestic long/short strategy allocation.

During September 2013, Mainstream began to liquidate its allocation in anticipation of its resignation and completed the liquidation by the close of September 25. As the allocation was converted to cash, the new investment manager, Security Investors, LLC, began investing it in equity futures in order to gain exposure to the U.S. equity market.

The new Investment Manager’s strategy is to seek to respond to the dynamically changing economy by moving its investments among different industries and styles, making its allocation according to several measures of momentum. Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored. The Fund may hold both long and short positions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

MANAGERS’ COMMENTARY (Unaudited) (concluded)

Equity positions are determined based on their associated industry and style momentum, risk characteristics and liquidity. The Fund invests in domestic equity securities, including small-, mid- and large-capitalization securities, such as U.S. traded common stocks and ADRs, but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts and options on securities, futures contracts and stock indices giving exposure to the U.S. markets.

The Fund may invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry or company depending on market conditions. The Fund also may enter into short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility.

While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary day to day depending on a number of different factors, including price, availability and general market conditions. The Sub-Portfolio may focus its investments in a limited number of issuers, even though the Fund as a whole operates as a diversified fund.

For the part of the period during which Mainstream managed the allocation, it used a domestic long/short strategy which applied fundamental and technical methods of analysis to identify quality securities trading at attractive valuations. This strategy used a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities.

Favorable stock selection in the Industrials and Energy sectors was offset by the hedged allocation (primarily cash, which averaged near 26% as the sub-adviser transitioned the portfolio to cash near the end of the period). Leaders in the strategy over the period were U.S. Airways Group Inc., Axiall Corp. and Texas Industries, Inc., Apple Inc., NVR Inc. and Ellie Mae, Inc. were the largest detractors from results.

Indexed Sub-Portfolio

The investment manager for this portion of the portfolio, which represents approximately 8% of the Fund’s assets as of September 30, 2013, seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts and equity options. The results of derivatives use during the period were within expectations and contributed to the Fund’s performance.

The Fund primarily used S&P 500 e-mini futures for the portion of Fund assets that is intended to track the S&P 500 Index. Equity markets rallied strongly throughout the past 12 months in response to continued central bank accommodation. The S&P 500 Index reached an all-time high during the period.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

60 | the GUGGENHEIM FUNDS annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

	1 Year	5 Year	10 Year
A-Class Shares	21.38%	11.57%	10.38%
A-Class Shares with sales charge†	15.65%	10.26%	9.73%
B-Class Shares	20.39%	10.68%	9.70%
B-Class Shares with CDSC‡	15.39%	10.41%	9.70%
C-Class Shares	20.48%	10.67%	9.52%
C-Class Shares with CDSC§	19.48%	10.67%	9.52%
S&P 500 Index	19.34%	10.02%	7.57%

		Since Inception
	1 Year	(11/07/08)
Institutional Class Shares	21.60%	18.04%
S&P 500 Index	19.34%	15.36%

Holdings Diversification (Market Exposure as % of Net Assets)

** All of the short holdings were fair valued by the Valuation Committee at September 30, 2013 due to exposure to LBIE — See Note 11. The total market value of fair valued securities amounts to (65%) of total net assets.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
B-Class	July 7, 2003
C-Class	July 7, 2003
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
Philip Morris International, Inc.	7.5%
Altria Group, Inc.	5.1%
Lockheed Martin Corp.	4.2%
Trinity Industries, Inc.	4.1%
Johnson & Johnson	3.8%
CA, Inc.	3.7%
TJX Companies, Inc.	3.6%
ViroPharma, Inc.	3.5%
AO Smith Corp.	3.4%
AT&T, Inc.	3.2%
Top Ten Total	42.1%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the GUGGENHEIM FUNDS annual report | 61

SCHEDULE OF INVESTMENTS	September 30, 2013
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS† - 94.0%

INDUSTRIALS - 19.8%
Lockheed Martin Corp.[1,2]	3,753	$478,695
Trinity Industries, Inc.[1,2]	10,200	462,570
AO Smith Corp.[1,2]	8,400	379,680
Towers Watson & Co. — Class A1,2	2,200	235,312
Joy Global, Inc.[1,2]	4,500	229,680
Watts Water Technologies,
Inc. — Class A1,2	2,800	157,836
Northrop Grumman Corp.[1,2]	1,100	104,786
General Electric Co.[1,2]	4,200	100,338
Con-way, Inc.[1,2]	1,700	73,253
Huntington Ingalls Industries, Inc.[1,2]	183	12,334
Total Industrials		2,234,484
CONSUMER DISCRETIONARY - 18.3%
TJX Companies, Inc.[1,2]	7,200	406,007
L Brands, Inc.[1,2]	5,100	311,610
Ross Stores, Inc.[1,2]	4,200	305,760
Family Dollar Stores, Inc.[1,2]	3,700	266,474
Walt Disney Co.[1,2]	4,024	259,508
The Gap, Inc.[1,2]	6,000	241,680
Jack in the Box, Inc.*,1,2	4,000	160,000
PVH Corp.[1,2]	800	94,952
RadioShack Corp.*,1,2	5,100	17,391
Total Consumer Discretionary		2,063,382
CONSUMER STAPLES - 18.3%
Philip Morris International, Inc.[1,2]	9,800	848,582
Altria Group, Inc.[1,2]	16,700	573,645
Herbalife Ltd.[1,2]	5,000	348,851
Wal-Mart Stores, Inc.[1,2]	2,200	162,712
Safeway, Inc.[1,2]	3,900	124,761
Total Consumer Staples		2,058,551
HEALTH CARE - 16.8%
Johnson & Johnson[1,2]	5,000	433,450
ViroPharma, Inc.*,1,2	9,900	389,070
Life Technologies Corp.*,1,2	2,800	209,524
Amgen, Inc.[1,2]	1,800	201,492
WellCare Health Plans, Inc.*,1,2	2,300	160,402
Forest Laboratories, Inc.*,1,2	3,400	145,486
Baxter International, Inc.[1,2]	1,800	118,242
Owens & Minor, Inc.[1,2]	2,700	93,393
Charles River Laboratories
International, Inc.*,1,2	2,000	92,520
Kindred Healthcare, Inc.[1,2]	3,900	52,377
Total Health Care		1,895,956
INFORMATION TECHNOLOGY - 8.4%
CA, Inc.[1,2]	14,000	415,380
Symantec Corp.[1,2]	5,900	146,025
Avnet, Inc.[1,2]	3,100	129,301
Arrow Electronics, Inc.*,1,2	2,600	126,178
Harmonic, Inc.*,1,2	11,000	84,590
Amkor Technology, Inc.*,1,2	9,200	39,468
Total Information Technology		940,942
FINANCIALS - 4.4%
Amtrust Financial Services, Inc.[1,2]	7,260	283,576
Endurance Specialty Holdings Ltd.[1,2]	3,000	161,160
Genworth Financial, Inc. — Class A*,1,2	4,000	51,160
Total Financials		495,896
ENERGY - 3.6%
Anadarko Petroleum Corp.[1,2]	2,755	256,187
ConocoPhillips[1,2]	1,500	104,265
Phillips 66[1,2]	750	43,365
Total Energy		403,817
TELECOMMUNICATION SERVICES - 3.2%
AT&T, Inc.[1,2]	10,600	358,492
Utilities - 1.2%
Exelon Corp.[1,2]	4,743	140,583
Total Common Stocks
(Cost $7,135,003)		10,592,103
SHORT TERM INVESTMENTS† - 0.2%
State Street General Account
U.S. Government Fund	24,622	24,622
Total Short Term Investments
(Cost $24,622)		24,622

	Face
	Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 4.4%
Federal Home Loan Bank[3]
0.06% due 11/29/13	$200,000	199,993
0.09% due 11/29/13	100,000	99,997
Total Federal Home Loan Bank		299,990
Fannie Mae[4]
0.08% due 01/02/14	200,000	199,990
Total Federal Agency Discount Notes
(Cost $499,925)		499,980
REPURCHASE AGREEMENT††,5 - 20.5%
State Street
issued 09/30/13 at 0.00%
due 10/01/13	2,307,998	2,307,998
Total Repurchase Agreement
(Cost $2,307,998)		2,307,998
Total Investments - 119.1%
(Cost $9,967,548)		$13,424,703

	Shares
COMMON STOCKS SOLD SHORT††† - (65.1)%
CONSUMER STAPLES - (0.9)%
Monster Beverage Corp.*,6,7	3,250	(96,233)
UTILITIES - (2.2)%
Korea Electric Power Corp. ADR*,6,7	18,310	(247,735)
TELECOMMUNICATION SERVICES - (2.4)%
Clearwire Corp. — Class A*,6,7	2,530	(28,665)
Global Crossing Ltd.*,6,7	1,800	(28,746)
Leap Wireless International, Inc.*,6,7	1,500	(65,100)

62 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
ALPHA OPPORTUNITY FUND

	Shares	Value

SBA Communications
Corp. — Class A*,6,7	2,400	$(69,096)
Savvis, Inc.*,6,7	5,700	(84,018)
Total Telecommunication Services		(275,625)
MATERIALS - (3.7)%
China National Building Material
Company Ltd. — Class H6,7	14,700	(19,910)
Anhui Conch Cement Company Ltd. —
Class H6,7	4,500	(20,259)
Shougang Fushan Resources
Group Ltd.[6,7]	66,000	(23,727)
Sino Gold Mining Ltd.*,6,7	8,600	(35,368)
Turquoise Hill Resources Ltd.*,6,7	4,440	(37,030)
Western Areas Ltd.[6,7]	6,200	(44,456)
Zoltek Companies, Inc.*,6,7	2,700	(49,221)
Silver Wheaton Corp.[6,7]	6,100	(64,046)
Agnico Eagle Mines Ltd.[6,7]	1,800	(119,001)
Total Materials		(413,018)
ENERGY - (3.7)%
Aquila Resources Ltd.*,6,7	2,750	(21,907)
Arrow Energy Holdings Pty Ltd.*,6,7	8,900	(22,965)
Modec, Inc.[6,7]	900	(23,195)
Sevan Marine ASA*,6,7	5,900	(30,951)
Trican Well Service Ltd.[6,7]	2,000	(34,043)
QGC Pty Ltd.*,6,7	12,800	(49,787)
Rio Tinto Coal Mozambique*,6,7	6,700	(50,985)
Imperial Energy Corporation plc*,6,7	3,900	(77,681)
BPZ Resources, Inc.*,6,7	5,700	(107,160)
Total Energy		(418,674)
INDUSTRIALS - (4.7)%
China Merchants Holdings
International Company Ltd.[6,7]	3,100	(11,047)
China Communications Construction
Company Ltd. — Class H6,7	15,000	(15,536)
China National Materials
Company Ltd. — Class H6,7	34,400	(17,537)
Japan Steel Works Ltd.[6,7]	1,500	(20,809)
Ausenco Ltd.[6,7]	2,100	(22,658)
Toyo Tanso Company Ltd.[6,7]	500	(27,007)
Ryanair Holdings plc[6,7]	9,600	(35,971)
Meyer Burger Technology AG*,6,7	200	(49,879)
USG Corp.*,6,7	4,940	(141,877)
Beijing Capital International Airport
Company Ltd. — Class H6,7	218,000	(188,550)
Total Industrials		(530,871)
INFORMATION TECHNOLOGY - (5.7)%
VeriSign, Inc.*,6,7	1,200	(30,756)
Access Company Ltd.*,6,7	17	(32,755)
Varian Semiconductor Equipment
Associates, Inc.*,6,7	1,260	(33,037)
Electronic Arts, Inc.*,6,7	900	(36,720)
Riverbed Technology, Inc.*,6,7	3,280	(43,624)
Red Hat, Inc.*,6,7	2,610	(46,589)
Baidu, Inc. ADR*,6,7	200	(53,726)
Intermec, Inc.*,6,7	2,740	(54,307)
Rambus, Inc.*,6,7	3,600	(55,224)
VMware, Inc. — Class A*,6,7	2,400	(68,592)
Equinix, Inc.*,6,7	1,000	(79,940)
Cree, Inc.*,6,7	4,000	(109,840)
Total Information Technology		(645,110)
FINANCIALS - (10.4)%
C C Land Holdings Ltd.[6,7]	50,000	(13,945)
Franshion Properties China Ltd.[6,7]	79,400	(22,104)
Mizuho Trust & Banking
Company Ltd.*,6,7	17,700	(24,682)
Aozora Bank Ltd.[6,7]	16,300	(26,250)
Monex Group, Inc.[6,7]	78	(27,384)
Mizuho Financial Group, Inc.[6,7]	11,000	(45,461)
Aeon Mall Company Ltd.[6,7]	1,700	(52,093)
PrivateBancorp, Inc. — Class A6,7	2,390	(102,770)
Erste Group Bank AG6,7	5,200	(319,536)
Wells Fargo & Co.[6,7]	12,384	(539,689)
Total Financials		(1,173,914)
HEALTH CARE - (11.9)%
Sepracor, Inc.*,6,7	1,400	(24,500)
Exelixis, Inc.*,6,7	4,500	(28,845)
Savient Pharmaceuticals, Inc.*,6,7	2,420	(48,013)
Zeltia S.A.*,6,7	8,000	(54,559)
Intuitive Surgical, Inc.*,6,7	200	(56,100)
Auxilium Pharmaceuticals, Inc.*,6,7	1,540	(56,703)
XenoPort, Inc.*,6,7	1,376	(63,062)
Luminex Corp.*,6,7	2,500	(63,725)
Regeneron Pharmaceuticals, Inc.*,6,7	3,180	(69,038)
Vertex Pharmaceuticals, Inc.*,6,7	2,600	(71,942)
Align Technology, Inc.*,6,7	6,100	(74,420)
Intercell AG*,6,7	1,900	(74,840)
Acorda Therapeutics, Inc.*,6,7	2,800	(74,900)
Rigel Pharmaceuticals, Inc.*,6,7	3,050	(78,324)
Sequenom, Inc.*,6,7	3,810	(78,524)
Cepheid, Inc.*,6,7	5,300	(81,620)
AMAG Pharmaceuticals, Inc.*,6,7	1,900	(82,954)
Basilea Pharmaceutica[6,7]	500	(83,364)
Alnylam Pharmaceuticals, Inc.*,6,7	2,900	(85,289)
athenahealth, Inc.*,6,7	2,500	(89,625)
Total Health Care		(1,340,347)
CONSUMER DISCRETIONARY - (19.5)%
Tokyo Broadcasting System
Holdings, Inc.[6,7]	1,300	(21,836)
Genting Singapore plc[6,7]	124,900	(41,123)
bwin Interactive Entertainment
AG*,6,7	1,600	(45,582)
Bwin.Party Digital Entertainment
plc*,6,7	15,200	(57,210)
Focus Media Holding Ltd.
ADR*,6,7	2,130	(63,900)
Sky Deutschland AG*,6,7	4,000	(65,668)
Marui Group Company Ltd.[6,7]	29,100	(219,527)

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 63

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
ALPHA OPPORTUNITY FUND

	Shares	Value

Pool Corp.[6,7]	11,639	$(288,065)
Electrolux AB6,7	30,100	(395,761)
Brisa Auto-Estradas de Portugal
S.A.*,6,7	44,400	(461,804)
Volkswagen AG6,7	1,300	(539,374)
Total Consumer Discretionary		(2,199,850)
Total Common Stock Sold Short
(Proceeds $7,164,435)		(7,341,377)
Total Securities Sold Short - (65.1)%
(Proceeds $7,164,435)		$(7,341,377)
Other Assets & Liabilities, net - 46.0%		5,186,871
Total Net Assets - 100.0%		$11,270,197

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS SOLD SHORT†
December 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,257,375)	15	$27,021

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2013.
[2]	All or a portion of the security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $10,592,103 (cost $7,135,003), or 94.0% of total net assets. The security was deemed liquid at the time of purchase.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

5	Repurchase Agreement — See Note 5.
6	All or a portion of this security was fair valued by the Valuation Committee at September 30, 2013. The total market value of fair valued securities amounts to $(7,341,377) (proceeds $7,164,435), or (65.1%) of total net assets.
7	Illiquid security.

ADR — American Depositary Receipt

plc — Public Limited Company

64 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2013

Assets:
Investments, at value
(cost $7,659,550)	$11,116,705
Repurchase agreements, at value
(cost $2,307,998)	2,307,998
Total investments
(cost $9,967,548)	13,424,703
Restricted cash denominated in a foreign currency, at value
(cost $3,407,293)†	3,509,013
Restricted cash†	1,960,582
Segregated cash with broker	52,500
Prepaid expenses	6,125
Receivables:
Dividends	22,066
Investment advisor	12,801
Variation margin	7,425
Foreign taxes reclaim	216
Total assets	18,995,431
Liabilities:
Securities sold short, at value
(proceeds $7,164,435)†	7,341,377
Accrued Lehman settlement costs†	274,670
Overdraft due to custodian bank	26,878
Payable for:
Management fees	11,619
Distribution and service fees	3,068
Transfer agent/maintenance fees	2,845
Fund accounting/administration fees	2,055
Fund shares redeemed	295
Directors’ fees*	187
Miscellaneous	62,240
Total liabilities	7,725,234
Net assets	$11,270,197
Net assets consist of:
Paid in capital	$18,260,879
Undistributed net investment income	34,046
Accumulated net realized loss on investments	(10,159,012)
Net unrealized appreciation on investments and foreign currency	3,134,284
Net assets	$11,270,197
A-Class:
Net assets	$7,749,128
Capital shares outstanding	477,854
Net asset value per share	$16.22
Maximum offering price per share
(Net asset value divided by 95.25%)	$17.03
B-Class:
Net assets	$575,613
Capital shares outstanding	39,060
Net asset value per share	$14.74
C-Class:
Net assets	$1,205,722
Capital shares outstanding	81,785
Net asset value per share	$14.74
Institutional Class:
Net assets	$1,739,734
Capital shares outstanding	77,063
Net asset value per share	$22.58

STATEMENT OF

OPERATIONS

Year Ended September 30, 2013

Investment Income:
Dividends (net of foreign withholding tax of $8)	$253,779
Interest	674
Total investment income	254,453

Expenses:
Management fees	136,449
Transfer agent/maintenance fees:
A-Class	19,081
B-Class	3,813
C-Class	5,067
Institutional Class	2,773
Distribution and service fees:
A-Class	18,361
B-Class	6,194
C-Class	13,449
Fund accounting/administration fees	25,056
Legal fees	82,867
Custodian fees	51,101
Registration fees	28,711
Professional fees	23,486
Prime broker interest expense	2,186
Short sales dividend expense	997
Directors’ fees*	898
Tax expense	216
Miscellaneous	27,889
Total expenses	448,594
Less:
Expenses waived/reimbursed by Advisor	(204,142)
Net expenses	244,452
Net investment income	10,001

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	962,380
Futures contracts	136,934
Foreign currency	26,295
Securities sold short	(674,235)
Net realized gain	451,374
Net change in unrealized appreciation (depreciation) on:
Investments	2,027,269
Securities sold short	(272,556)
Futures contracts	34,281
Foreign currency	(118,479)
Net change in unrealized appreciation (depreciation)	1,670,515
Net realized and unrealized gain	2,121,889
Net increase in net assets resulting from operations	$2,131,890

†	This amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 11.

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 65

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$10,001	$(14,498)
Net realized gain on investments and foreign currency	451,374	1,104,297
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,670,515	2,273,155
Net increase from payments by affiliates	—	32,436
Net increase in net assets resulting from operations	2,131,890	3,395,390

Capital share transactions:
Proceeds from sale of shares
A-Class*	135,514	117,674
Cost of shares redeemed
A-Class	(1,083,609)	(1,836,212)
B-Class	(267,677)	(184,593)
C-Class	(541,551)	(233,428)
Institutional Class	(101,940)	(280,860)
Net decrease from capital share transactions	(1,859,263)	(2,417,419)
Net increase in net assets	272,627	977,971

Net assets:
Beginning of year	10,997,570	10,019,599
End of year	$11,270,197	$10,997,570
Undistributed (Accumulated) net investment income (loss) at end of year	$34,046	$(8,549)

Capital share activity:
Shares sold
A-Class*	9,453	9,664
Shares redeemed
A-Class	(75,328)	(148,801)
B-Class	(20,963)	(16,395)
C-Class	(40,755)	(19,960)
Institutional Class	(4,934)	(16,012)
Net decrease in shares	(132,527)	(191,504)

* Represents conversion of B-Class to A-Class shares.

66 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.33	$9.82	$9.70	$8.56	$9.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(—)[b]	(.04)	(.06)	(.04)
Net gain (loss) on investments (realized and unrealized)	2.86	3.48	.16	1.20	(.77)
Net increase from payments by affiliates	—	0.03 [f]	—	—	—
Total from investment operations	2.89	3.51	.12	1.14	(.81)
Net asset value, end of period	$16.22	$13.33	$9.82	$9.70	$8.56

Total Return[c]	21.38%	35.74%	1.13%	13.43%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,749	$7,250	$6,708	$8,138	$9,752
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.01%)	(0.33%)	(0.71%)	(0.50%)
Total expenses	3.99%	2.99%	3.39%	3.51%	3.82%
Net expenses[d,g]	2.14%	2.21%	2.15%	2.21%	2.00%
Portfolio turnover rate	488%	707%	868%	954%	422%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.21	$9.07	$9.03	$8.04	$8.87
Income (loss) from investment operations:
Net investment loss[a]	(.07)	(.09)	(.12)	(.12)	(.09)
Net gain (loss) on investments (realized and unrealized)	2.60	3.21	.16	1.11	(.74)
Net increase from payments by affiliates	—	0.02 [f]	—	—	—
Total from investment operations	2.53	3.14	.04	.99	(.83)
Net asset value, end of period	$14.74	$12.21	$9.07	$9.03	$8.04

Total Return[c]	20.39%	34.62%	0.44%	12.31%	(9.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$576	$733	$693	$1,161	$1,635
Ratios to average net assets:
Net investment loss	(0.55%)	(0.77%)	(1.09%)	(1.47%)	(1.24%)
Total expenses	5.06%	3.87%	4.19%	4.27%	4.57%
Net expenses[d,g]	2.88%	2.96%	2.90%	2.96%	2.75%
Portfolio turnover rate	488%	707%	868%	954%	422%

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 67

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.21	$9.07	$9.03	$8.02	$8.87
Income (loss) from investment operations:
Net investment loss[a]	(.07)	(.09)	(.11)	(.12)	(.09)
Net gain (loss) on investments (realized and unrealized)	2.60	3.21	.15	1.13	(.76)
Net increase fro m payments by affiliates	—	0.02 [f]	—	—	—
Total from investment operations	2.53	3.14	.04	1.01	(.85)
Net asset value, end of period	$14.74	$12.21	$9.07	$9.03	$8.02

Total Return[c]	20.48%	34.62%	0.44%	12.59%	(9.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,206	$1,497	$1,292	$1,490	$1,996
Ratios to average net assets:
Net investment loss	(0.56%)	(0.76%)	(1.08%)	(1.46%)	(1.24%)
Total expenses	4.84%	3.80%	4.14%	4.28%	4.67%
Net expenses[d,g]	2.89%	2.96%	2.90%	2.95%	2.75%
Portfolio turnover rate	488%	707%	868%	954%	422%

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Institutional Class	2013	2012	2011	2010	2009[e]
Per Share Data
Net asset value, beginning of period	$18.52	$13.53	$13.33	$11.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.04	(.01)	(.06)	(.01)
Net gain on investments (realized and unrealized)	3.97	4.82	.21	1.66	1.74
Net increase from payments by affiliates	—	0.13 [f]	—	—	—
Total from investment operations	4.06	4.99	.20	1.60	1.73
Net asset value, end of period	$22.58	$18.52	$13.53	$13.33	$11.73

Total Return[c]	21.60%	36.88%	1.50%	13.64%	17.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,740	$1,518	$1,326	$1,444	$2,155
Ratios to average net assets:
Net investment income (loss)	0.43%	0.24%	(0.08%)	(0.48%)	(0.07%)
Total expenses	3.67%	2.68%	3.12%	3.28%	3.94%
Net expenses[d,g]	1.90%	1.96%	1.90%	1.96%	1.76%
Portfolio turnover rate	488%	707%	868%	954%	422%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers and may include interest or dividend expense.
[e]	Since commencement of operations: November 7, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	For the year ended September 30, 2012, 0.30%, 0.22%, 0.22% and 0.96% of the Fund’s A-Class, B-Class, C-Class and Institutional Class, respectively, total return consisted of a voluntary reimbursement by the advisor for losses incurred during fund trading. Excluding this item, total return would have been 35.44%, 34.40%, 34.40% and 35.92% for the Fund’s A-Class, B-Class, C-Class and Institutional Class, respectively.
[g]	Excluding interest and dividend expense, the operating expense ratios for the years presented would be:

	09/30/13	09/30/12	09/30/11	09/30/10	09/30/09
A-Class	2.11%	2.11%	2.11%	2.05%	1.95%
B-Class	2.85%	2.86%	2.86%	2.80%	2.69%
C-Class	2.86%	2.86%	2.86%	2.80%	2.69%
Institutional Class	1.86%	1.86%	1.86%	1.80%	1.70%

68 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Security Equity Fund (the “Trust”), is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

At September 30, 2013, the Trust consisted of seven separate funds (the “Funds”).

Guggenheim Investments (“GI”) provides advisory services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent and provides administrative and accounting services to the Funds. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter to the Funds. GI, RFS and GDL are affiliated entities.

Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Alpha Opportunity Fund. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Alpha Opportunity Fund and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund’s Board of Directors and the Investment Manager. For such services, the Investment Manager paid Mainstream an annual fee equal to 1.45% of that portion of Alpha Opportunity Fund’s average daily net assets managed by Mainstream. Effective September 30, 2013, Mainstream resigned as sub-adviser to Alpha Opportunity Fund and the Investment Manager assumed all advisory obligations and responsibilities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

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Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Premiums received from options written are entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option written expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The senior floating rate interests (loans) in which certain Funds invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of equity index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the NYSE, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, the Board of Directors has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

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B. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2013.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

D. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Dividends from net investment income are declared quarterly in the World Equity Income Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP. Dividends are reinvested in additional shares unless shareholders request payment in cash.

G. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

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H. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

I. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees relating to A-Class shares, B-Class shares and C-Class shares and transfer agent fees related to each class, are charged directly to specific classes. In addition, other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

K. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2013, there were no earnings credits received.

L. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

M. Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, certain Funds utilize short sales and a variety of derivative instruments including futures, options and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

Alpha Opportunity Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box. When a Fund makes a short sale, the Fund does not immediately deliver the securities sold from its own account, or receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds may make short sales that are not “against the box,” which create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A and are required to be adjusted daily to reflect changes in the market value of the securities sold short.

The Alpha Opportunity Fund and StylePlus Large Core Fund utilized futures contracts to obtain broad index exposure. A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price

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for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

Certain Funds wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. Options were used minimally to hedge the Funds’ portfolio, to increase returns, to maintain exposure to the equity markets, and create liquidity. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, futures, options and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI, based on the following annual rates. GI pays the sub-advisor out of the advisory fees it receives.

Management Fees
Fund	(as a % of net assets)
StylePlus Large Core Fund	0.75%
Mid Cap Value Fund	0.79%[1]
Mid Cap Value Institutional Fund	0.75%
Small Cap Value Fund	1.00%
Enhanced World Equity Fund	0.70%
World Equity Income Fund	0.70%
Alpha Opportunity Fund	1.25%

1 Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Mid Cap Value Fund in excess of $200 million.

RFS acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund Accounting/
Administrative Fees
Fund	(as a % of net assets)
StylePlus Large Core Fund	0.095%
Mid Cap Value Fund	0.095%
Mid Cap Value Institutional Fund	0.095%
Small Cap Value Fund	0.095%
Enhanced World Equity Fund	0.095%
World Equity Income Fund	greater of 0.15% or $60,000
Alpha Opportunity Fund	0.15%
Minimum charge per Fund[1]	$25,000
Certain out-of-pocket charges	varies

RFS is paid the following for providing transfer agent services to the Funds. Effective February 1, 2012, transfer agent fees are assessed to the applicable Class of each Fund in which they were incurred. Prior to February 1, 2012, transfer agent fees were aggregated by the Fund and allocated based on daily net assets of each Class of Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund[1]	$25,000
Certain out-of-pocket charges	varies

1 Minimum waived for Enhanced World Equity Fund for the first 12 months the Fund is open.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net

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assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under U.S. GAAP). The limits are listed below:

		Effective	Contract
Fund	Limit	Date	End Date
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/14
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/14
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/14
Enhanced World Equity Fund – A-Class	1.25%	06/05/13	07/01/14
Enhanced World Equity Fund – C-Class	2.00%	06/05/13	07/01/14
Enhanced World Equity Fund – Institutional Class	1.00%	06/05/13	07/01/14
World Equity Income Fund – A-Class	1.46%*	08/15/13	09/01/14
World Equity Income Fund – B-Class	2.21%*	08/15/13	09/01/14
World Equity Income Fund – C-Class	2.21%*	08/15/13	09/01/14
World Equity Income Fund – Institutional Class	1.21%*	08/15/13	09/01/14
Alpha Opportunity Fund – A-Class	2.11%	11/30/12	02/01/14
Alpha Opportunity Fund – B-Class	2.86%	11/30/12	02/01/14
Alpha Opportunity Fund – C-Class	2.86%	11/30/12	02/01/14
Alpha Opportunity Fund – Institutional Class	1.86%	11/30/12	02/01/14

* Expense Limitation Agreement prior to 08/15/13 for A-Class, B-Class, C-Class and Institutional Class was 1.61%, 2.36%, 2.36% and 1.36%, respectively.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2013, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Expires	Expires	Expires	Fund
Fund	2014	2015	2016	Total
Mid Cap Value Institutional Fund*	$443,419	$194,357	$—	$637,776
Small Cap Value Fund	118,145	175,113	175,376	468,634
Enhanced World Equity Fund	—	—	61,313	61,313
World Equity Income Fund	26,732	314,425	269,453	610,610
Alpha Opportunity Fund	157,924	88,316	204,142	450,382

* Expense Limitation Agreement with a limit of 0.90% has not been renewed for this Fund after 03/31/12.

For the year ended September 30, 2013, no amounts were recouped by GI.

The Funds have adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class shares and 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares. Effective August 25, 2005, the World Equity Income Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

During the year ended September 30, 2013, GDL retained sales charges of $189,463 relating to sales of A-Class shares of the Funds.

Certain officers and directors of the Trust are also officers of GI, RFS and GDL.

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4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
StylePlus Large Core Fund	$110,447,003	$—	$71,742,276	$4,297,408	$847,036	$187,333,723
Mid Cap Value Fund	1,280,894,251	—	7,350,984	—	100,253	1,288,345,488
Mid Cap Value Institutional Fund	569,461,547	—	4,127,297	—	92,710	573,681,554
Small Cap Value Fund	49,305,517	—	208,200	—	730	49,514,447
Enhanced World Equity Fund	5,673,645	—	—	—	—	5,673,645
World Equity Income Fund	77,587,149	—	—	—	—	77,587,149
Alpha Opportunity Fund	10,616,725	27,021	2,807,978	—	—	13,451,724

Liabilities
StylePlus Large Core Fund	$—	$11,851	$—	$—	$—	$11,851
Mid Cap Value Fund	—	305,810	—	—	—	305,810
Mid Cap Value Institutional Fund	—	137,005	—	—	—	137,005
Small Cap Value Fund	—	38,520	—	—	—	38,520
Enhanced World Equity Fund	—	16,550	—	—	—	16,550
Alpha Opportunity Fund	—	—	—	—	7,341,377	7,341,377

* Other financial instruments may include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Financial assets and liabilities categorized as Level 2 for certain funds consist primarily of fixed income investments. Fixed income investments generally have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that market participants are willing to pay for an asset. Ask prices represent the lowest price that market participants are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices obtained from third party pricing services, fair value may not always be a predetermined point in the bid-ask range. The Funds’ policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Funds’ best estimate of fair value.

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Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period.

For the year ended September 30, 2013, there were no transfers between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended

September 30, 2013:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Fund	Total
Alpha Opportunity Fund*
Liabilities:
Beginning Balance	$7,341,377
Ending Balance	$7,341,377

* See Note 11

5. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

At September 30, 2013, the collateral for the repurchase agreements was as follows:

	Counterparty and
Fund	Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Alpha Opportunity Fund	State Street			Fannie Mae
	0.00%			2.12%
	Due 10/01/13	$2,307,998	$2,307,998	11/07/22	$2,540,000	$2,358,012

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

Certain Funds utilized options to minimally hedge the Fund’s portfolio to increase returns, to maintain exposure to the equity markets, and create liquidity.

Alpha Opportunity Fund utilized futures contracts to obtain broad index exposure.

StylePlus Large Core Fund utilized swap agreements and futures contracts to obtain index exposure and create liquidity for purposes of creating leverage, respectively.

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

			Approximate percentage
			of Fund’s net assets on
			a daily basis
Fund	Long		Short
StylePlus Large Core Fund	80	%*	—
Alpha Opportunity Fund	5%		—	**

* Effective April 30, 2013, changes to the Fund's principal investment strategies includes derivative instruments.

** Less than 5%.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Investments	options written, at value
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2013:

Asset Derivative Investments Value
	Futures	Swaps	Options
	Equity	Equity	Written Equity	Total Value at
Fund	Contracts*	Contracts	Contracts	September 30, 2013
StylePlus Large Core Fund	$—	$4,297,408	$—	$4,297,408
Alpha Opportunity Fund	27,021	—	—	27,021

Liability Derivative Investments Value
	Futures	Swaps	Options
	Equity	Equity	Written Equity	Total Value at
Fund	Contracts*	Contracts	Contracts	September 30, 2013
StylePlus Large Core Fund	$11,851	$—	$—	$11,851
Mid Cap Value Fund	—	—	305,810	305,810
Mid Cap Value Institutional Fund	—	—	137,005	137,005
Small Cap Value Fund	—	—	38,520	38,520
Enhanced World Equity Fund	—	—	16,550	16,550

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Options
	Equity	Equity	Written Equity
Fund	Contracts	Contracts	Contracts	Total
StylePlus Large Core Fund	$71,206	$3,715,099	$—	$3,786,305
Mid Cap Value Fund	—	—	838,918	838,918
Mid Cap Value Institutional Fund	—	—	385,021	385,021
Small Cap Value Fund	—	—	25,454	25,454
Enhanced World Equity Fund	—	—	13,879	13,879
Alpha Opportunity Fund	136,934	—	—	136,934

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Options
	Equity	Equity	Written Equity
Fund	Contracts	Contracts	Contracts	Total
StylePlus Large Core Fund	$(11,851)	$4,297,408	$—	$4,285,557
Mid Cap Value Fund	—	—	147,973	147,973
Mid Cap Value Institutional Fund	—	—	68,507	68,507
Small Cap Value Fund	—	—	7,386	7,386
Enhanced World Equity Fund	—	—	17,601	17,601
Alpha Opportunity Fund	34,281	—	—	34,281

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (continued)

7. Options Written

Transactions in options written during the year ended September 30, 2013 were as follows:

Call Options Written

			Mid Cap Value				Enhanced World
	Mid Cap Value Fund		Institutional Fund		Small Cap Value Fund		Equity Fund
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount
Balance at September 30, 2012	1,160	$330,674	560	$159,636	33	$9,407	—	$—
Options Written	3,976	957,437	1,778	428,618	192	48,447	3,081	257,159
Options terminated in closing purchase transactions	—	—	—	—	—	—	(2,338)	(183,598)
Options expired	(2,477)	(590,486)	(1,146)	(275,556)	(75)	(17,783)	(56)	(2,460)
Options exercised	(1,505)	(307,568)	(675)	(137,950)	(43)	(8,788)	(317)	(36,950)
Balance at September 30, 2013	1,154	$390,057	517	$174,748	107	$31,283	370	$34,151

Put Options Written

			Mid Cap Value
	Mid Cap Value Fund		Institutional Fund		Small Cap Value Fund
	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount
Balance at September 30, 2012	—	$—	—	$—	—	$—
Options Written	3,016	376,599	1,349	167,122	297	24,671
Options terminated in closing purchase transactions	—	—	—	—	—	—
Options expired	(842)	(248,431)	(371)	(109,464)	(26)	(7,671)
Options exercised	(2,174)	(128,168)	(978)	(57,658)	(71)	(4,190)
Balance at September 30, 2013	—	$—	—	$—	200	$12,810

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. A fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
StylePlus Large Core Fund	$616,608	$—	$616,608
Mid Cap Value Fund	—	118,260,068	118,260,068
Mid Cap Value Institutional Fund	2,656,847	45,574,129	48,230,976
Small Cap Value Fund	2,056,835	874,121	2,930,956
Enhanced World Equity Fund	—	—	—
World Equity Income Fund	1,797,792	—	1,797,792
Alpha Opportunity Fund	—	—	—

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
StylePlus Large Core Fund	$200,274	$—	$200,274
Mid Cap Value Fund	—	24,197,991	24,197,991
Mid Cap Value Institutional Fund	10,427,545	35,975,722	46,403,267
Small Cap Value Fund	490,519	201,354	691,873
World Equity Income Fund	33,558	—	33,558
Alpha Opportunity Fund	—	—	—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2013 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
StylePlus Large Core Fund	$1,285,248	$26,574,113	$—	$5,680,516	$33,539,877
Mid Cap Value Fund	—	61,764,121	(706,718)	301,044,709	362,102,112
Mid Cap Value Institutional Fund	5,416,932	24,532,414	—	124,327,726	154,277,072
Small Cap Value Fund	717,032	1,780,512	—	9,039,744	11,537,288
Enhanced World Equity Fund	287,015	—	(15,330)	(65,087)	206,598
World Equity Income Fund	426,770	—	(23,559,394)	890,970	(22,241,654)
Alpha Opportunity Fund	—	—	(10,167,156)	3,185,078	(6,982,078)

* The Fund had net capital loss carryovers and deferred losses as identified elsewhere in the Notes to the Financial Statements.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses and the differences between book and tax basis of passive foreign investment companies

For the year ended September 30, 2013, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss	Capital Loss					Remaining
	Carryovers	Carryovers	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	Expired	2017	2018	Short Term	Long Term	Carryforward
StylePlus Large Core Fund	$(12,483,320)	$—	$—	$—	$—	$—	$—
Mid Cap Value Fund	—	—	—	—	—	—	—
Mid Cap Value Institutional Fund	—	—	—	—	—	—	—
Small Cap Value Fund	—	—	—	—	—	—	—
Enhanced World Equity Fund	—	—	—	—	—	—	—
World Equity Income Fund	(764,399)	—	(18,201,890)	(5,357,504)	—	—	(23,559,394)
Alpha Opportunity Fund	(447,633)	—	(5,760,769)	(4,341,927)	—	—	(10,102,696)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred ordinary and capital losses, losses due to wash sales, foreign currency gains and losses, and the “mark-to -market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
Fund	Paid-In Capital	Income	Gain/(Loss)
StylePlus Large Core Fund	$1,101,270	$6,034	$(1,107,304)
Mid Cap Value Fund	9,085,934	2,788,482	(11,874,416)
Mid Cap Value Institutional Fund	5,966,619	379,545	(6,346,164)
Small Cap Value Fund	182,126	1,867	(183,993)
Enhanced World Equity Fund	587	—	(587)
World Equity Income Fund	—	313,550	(313,550)
Alpha Opportunity Fund	32,334	32,594	(64,928)

At September 30, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
StylePlus Large Core Fund	$181,653,208	$2,910,396	$(1,527,288)	$1,383,108
Mid Cap Value Fund	987,385,026	356,389,156	(55,428,694)	300,960,462
Mid Cap Value Institutional Fund	449,391,571	147,820,281	(23,530,298)	124,289,983
Small Cap Value Fund	40,480,276	11,372,446	(2,338,275)	9,034,171
Enhanced World Equity Fund	5,756,333	47,494	(130,182)	(82,688)
World Equity Income Fund	76,700,505	2,228,963	(1,342,319)	886,644
Alpha Opportunity Fund	9,889,733	4,016,044	(481,074)	3,534,970

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2013, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2013:

Fund	Ordinary	Capital
Mid Cap Value Fund	$(706,718)	$—
Alpha Opportunity Fund	(63,808)	—

9. Securities Transactions

For the year ended September 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
StylePlus Large Core Fund	$298,775,980	$383,221,145
Mid Cap Value Fund	271,277,470	415,259,178
Mid Cap Value Institutional Fund	122,919,004	175,461,579
Small Cap Value Fund	16,739,146	13,210,627
Enhanced World Equity Fund	14,394,078	8,943,443
World Equity Income Fund	109,867,372	113,633,914
Alpha Opportunity Fund	19,430,528	22,544,174

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended September 30, 2013 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	09/30/12	Additions	Reductions	09/30/13	09/30/13	Income
Mid Cap Value Fund	Common Stock:
	IXYS Corp.	$21,192,383	$—	$—	$20,615,574	2,136,329	$256,359
	Maxwell Technologies, Inc.	13,276,517	459,659	—	15,481,137	1,704,971	—
	Total	34,468,900	459,659	—	36,096,711	3,841,300	256,359

Mid Cap Value Institutional Fund	Common Stock: HydroGen Corp.	$15,188	$—	$—	$8,860	1,265,700	$—
	Total	15,188	—	—	8,860	1,265,700	—

11. Alpha Opportunity Fund

The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. The Fund delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund has worked to resolve these issues with LBIE and the Administrator. As of September 30, 2013, included in the Statement of Assets and Liabilities are the value of restricted long positions of $10,592,103 cash collateral of $1,332,130, restricted cash representing the value of short sale proceeds of $4,137,465 and liabilities for short sales of $7,341,377, representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. If these short sales had not been terminated, the value of the liability related to these securities sold short would have been $9,423,578 as of September 30, 2013 resulting in a decrease in net assets of $2,082,201 or (18.5)%. Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and LBI, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. During the year ended September 30, 2013, the Fund accrued $274,670 of estimated settlement costs. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guaranty that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially impact the Fund’s net asset value. As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.

Effective as of August 1, 2011, Security Investors, LLC has agreed to purchase shares of the Fund from time to time to provide the Fund with liquidity if needed to meet redemptions. The intent of the agreement is to provide liquidity to the Fund in the event that shareholders seek to redeem shares of the Fund at a time that there are not sufficient unrestricted assets.

12. Other Liabilities

Mid Cap Value Fund, Mid Cap Value Institutional Fund and StylePlus Large Core Fund each wrote put option contracts through LBI that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of September 30, 2013.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equaI to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Funds as of September 30, 2013, was $473,594 for Mid Cap Value Fund, $15,940 for Mid Cap Value Institutional Fund, and $18,615 for StylePlus Large Core Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS (concluded)

13. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The ASU requires an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for annual or interim periods beginning on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

14. Fund Name and Strategy Change

The changes have been approved to the investment program of the following Funds:

MSCI EAFE Equal Weight Fund

•	a change of the Fund’s name to World Equity Income Fund;
•	changes to the Fund’s investment objective;
•	changes to the Fund’s principal investment strategies, including the removal of the non-fundamental 80% policy to, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities included in the MSCI EAFE Equal Weighted Index;
•	a change to the Fund’s Expense Limitation Agreement;
•	a replacement of the Fund’s portfolio manager(s) with a new portfolio management team;
•	a change to the Fund’s primary index; and
•	the removal of the non-fundamental operating policies, with the exception of the non-fundamental operating policy relating to liquidity.

These changes to the Fund became effective August 15, 2013.

Large Cap Core Fund

•	a change to the Fund’s name to Guggenheim StylePlus Large Core Fund;
•	changes to the Fund’s principal investment strategies, including the removal of the Funds non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940;
•	replacement of the Fund’s portfolio managers with a new portfolio management team; and
•	removal of the non-fundamental policies relating to options and short sales.

The changes to the Fund became effective on April 30, 2013.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
of Security Equity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Equity Fund (comprised of Guggenheim StylePlus Large Core Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, World Equity Income Fund, Enhanced World Equity Fund and Alpha Opportunity Fund) (the “Funds”) as of September 30, 2013, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 11 to the financial statements, the Alpha Opportunity Fund has ongoing exposure to Lehman Brothers International Europe (“LBIE”), which was placed into administration in September 2008. Significant uncertainty exists regarding the ultimate timing and manner of settlement of this exposure and the difference between amounts currently recorded and that which may ultimately be settled may be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Security Equity Fund at September 30, 2013, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 27, 2013

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2013, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
StylePlus Large Core Fund	100.00%
Mid Cap Value Institutional Fund	75.19%
Small Cap Value Fund	19.40%
World Equity Income Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
StylePlus Large Core Fund	100.00%
Mid Cap Value Institutional Fund	74.74%
Small Cap Value Fund	19.80%
World Equity Income Fund	10.64%

With respect to the taxable year ended September 30, 2013, the Funds hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	StylePlus		Mid Cap Value
	Large Core	Mid Cap	Institutional	Small Cap
	Fund	Value Fund	Fund	Value Fund
From long-term capital gains, subject to the 15% rate gains category:	$—	$118,260,068	$45,574,129	$874,121
From long-term capital gains, using proceeds from shareholder redemptions:	1,107,304	11,003,477	5,966,619	182,127

For the fiscal year ended September 30, 2013 the World Equity Income Fund earned gross income derived from foreign sources totaling $2,211,554. The World Equity Income Fund paid foreign taxes totaling $183,085 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit. A final determination will be made at the end of the calendar year. The funds will notify shareholders of amounts for use in preparing their 2013 income tax forms in January 2014.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Board Considerations in Approving the Investment Advisory Agreements

Security Equity Fund (the “Company”) was organized as a Kansas corporation on November 27, 1961 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company consists of seven series, each representing a separate fund and offered to eligible investors as follows: Guggenheim StylePlus – Large Core Fund (formerly, Guggenheim Large Cap Core Fund), Guggenheim Alpha Opportunity Fund, Guggenheim World Equity Income Fund (formerly, Guggenheim MSCI EAFE Equal Weight Fund), Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund and Guggenheim Enhanced World Equity Fund1 (each, a “Fund” and collectively, the “Funds”). Security Investors, LLC, also known as Guggenheim Investments (“Security Investors” or the “Investment Manager”), serves as each Fund’s investment manager pursuant to an investment management agreement between the Company and Security Investors. Under the terms of the investment management agreement, Security Investors also is responsible for overseeing the activities of Mainstream Investments, LLC (“Mainstream” or the “Sub-Adviser”) which performs portfolio management and related services for Alpha Opportunity Fund, with respect to its active value sleeve, pursuant to an investment sub-advisory agreement between Security Investors and Mainstream. Under the supervision of the Company’s Board of Directors (the “Board” and the members of the Board individually, the “Directors”), Security Investors regularly provides (or oversees the provision of) investment research, advice and supervision, a continuous investment program and the purchase and sale of securities and other investments for each Fund’s portfolio.

On September 20, 2011, Guggenheim Capital, LLC (“Guggenheim Capital”) agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Investment Manager and certain affiliated businesses (the “Transaction”). Guggenheim Capital’s subsidiary, Guggenheim Partners, LLC (referred to herein with its affiliates and subsidiaries as “Guggenheim”), is a global, independent, privately-held, diversified financial services firm. The Transaction did not result in any material changes to the day-to-day management and operation of the Funds or any increase in fees. In anticipation of the change in corporate ownership structure of the Investment Manager in connection with the Transaction, the Board, including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Company (the “Independent Directors”), met on August 16, 2011 to approve a new investment management between the Company and Security Investors and a new investment sub-advisory agreement between Security Investors and Mainstream, each for an initial term of two years, subject to shareholder approval. This approval was necessary because, under the 1940 Act, the Transaction could result in the termination of the Funds’ investment management agreement with the Investment Manager and the investment sub-advisory agreement with respect to Alpha Opportunity Fund. At a special meeting of shareholders held on December 13, 2011, the Funds’ shareholders approved the new investment management agreement, which became effective March 1, 2012 (the “Investment Management Agreement”) immediately following the close of the Transaction on February 29, 2012. The shareholders of Alpha Opportunity Fund also approved the new investment sub-advisory agreement by and among the Fund, Security Investors and Mainstream, which also became effective March 1, 2012 (the “Investment Sub-Advisory Agreement” and together with the Investment Management Agreement, the “Management Agreements”). Thus, the Management Agreements would not expire (absent action by the Board and the Independent Directors) until March 2014. However, in order to align the consideration

1 The Investment Management Agreement for Guggenheim Enhanced World Equity Fund (the “New Fund”) was approved by the Board of Directors of the Company for an initial term of two years at an in-person meeting of the Board held on February 13, 2013. References herein to the “Funds” should be understood as referring to all series of the Company, excluding the New Fund.

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of the Management Agreements with the consideration of other investment advisory agreements for registered investment companies for which Guggenheim Investments serves as investment adviser (collectively, “Guggenheim Funds”) on a consistent contract review schedule with greater uniformity throughout the Guggenheim organization, the Directors determined to consider the continuance of the Investment Management Agreement and the Investment Sub-Advisory Agreement at the June 4, 2013 Board meeting (and, as discussed below, at the August 22, 2013 Board meeting, with respect to Mid Cap Value Fund).

Accordingly, at meetings held in person on May 6, 2013 (the “May Meeting”) and on June 4, 2013 (the “June Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Directors, met independently of Fund management to consider the renewal of the Management Agreements. The members of the Committee also met in person, independently of Fund management, at a meeting held on August 22, 2013 (the “August Meeting”) to consider additional information requested by the Committee in connection with the renewal of the Investment Management Agreement for Mid Cap Value Fund. As part of its review process, the Committee was represented by independent legal counsel to the Independent Directors (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Directors related to such consideration. The Committee took into account various materials received from the Investment Manager, Mainstream, Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel and the Committee Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Investment Manager provided information in response to a request for certain additional information following the May Meeting and, with respect to Mid Cap Value Fund, following the June Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, the Investment Manager and the Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Investment Manager and, as applicable, the Sub-Adviser providing services to the Funds to assist the Committee in assessing the nature and quality of services provided by the Investment Manager and the Sub-Adviser, respectively, information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Funds to the Investment Manager and revenues received by the Sub-Adviser in connection with the Investment Sub-Advisory Agreement, and information about the compliance and risk management programs of the Investment Manager and the Sub-Adviser.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Funds to recommend that the Board approve the renewal of both of the Management Agreements for an additional one year term.

Investment Management Agreement

Nature, Extent and Quality of Services Provided by the Investment Manager: With respect to the nature, extent and quality of services currently provided by the Investment Manager, the Committee noted its various discussions with management concerning the experience and qualifications of the Investment Manager’s personnel responsible for services provided to the Funds, including those personnel providing compliance oversight. In this connection, the Committee also considered the information provided by management describing the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, as well as management’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of the Investment Manager. The Independent Directors also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The

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Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Investment Manager, the Committee considered the Investment Manager’s role in monitoring and coordinating compliance responsibilities with the fund administration agent, transfer agent, distributor, custodians and other service providers to the Funds.

Further with respect to the Investment Manager’s resources and its ability to carry out its responsibilities under the Investment Management Agreement, the Committee considered its review of the Investment Manager’s balance sheet and income statement, as well as its discussions with the Investment Manager’s Chief Financial Officer.

The Committee also considered the acceptability of the terms of the Investment Management Agreement. Based on the foregoing, and based on other information received (both oral and written) at the May Meeting and at the June Meeting (and at the August Meeting, with respect to Mid Cap Value Fund), as well as other considerations, the Committee concluded that the Investment Manager and its personnel were qualified to serve the Funds in such capacity.

Investment Performance: The Committee received for each Fund investment returns for the three-month, one-year, three-year and five-year periods ended December 31, 2012 as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a peer group and a broader universe of funds identified by FUSE. The Committee considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

With respect to Mid Cap Value Fund, the Committee took into account management’s view that a peer group consisting of small-mid cap value funds rather than mid cap value funds only (as initially identified by FUSE), more appropriately reflected the Fund’s investment strategies and portfolio holdings. In this connection, the Committee considered the methodology employed by FUSE to identify funds that invest in smaller mid-cap equities, small-cap and mid-cap companies, or that have exhibited consistent movement over time between small- and mid-cap companies, as reflected in new comparative peer group and universe data prepared by FUSE and presented at the August Meeting.

In seeking to evaluate performance over a full market cycle, the Committee focused its attention on three- and five-year performance rankings as compared to the relevant universe of funds and noted that relative performance varied among the Funds. For instance, the Committee noted that the Class A shares of each of Alpha Opportunity Fund and World Equity Income Fund ranked above the median of its respective performance universe in both the three-year and five-year periods with Alpha Opportunity ranked in the 1st and 18th percentile for the three-year and five-year periods, respectively, and World Equity Income Fund ranked in the 1st percentile for both periods. The Committee also noted the changes to the name, 80% investment policy, investment objective, principal investment strategies and portfolio management team for World Equity Income Fund recommended by management and approved by the Board at the June Meeting.

With respect to Mid Cap Value Fund, the Committee observed that although the Class A shares of the Fund ranked in the 96th percentile of its performance universe for the three-year period, the shares ranked in the 31st percentile for the five-year period. In the case of Guggenheim StylePlus – Large Core Fund Class A shares, whose performance was below the median of its performance universe in both the three-year and five-year periods (76th and 68th percentile, respectively), the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Investment Management Agreement with respect to such Fund, including that the Investment Manager had taken steps designed to help improve the Fund’s investment performance by replacing portfolio managers and modifying the Fund’s investment strategies. For each of Mid Cap Value Institutional Fund and Small Cap Value Fund, the Committee noted that the Funds had been in existence or less than five years. For the Small Cap Value Fund, the Committee noted that the Class A shares performance was competitive at the 63rd percentile. For the Mid Cap Value Institutional Fund, the Committee noted that although performance for the three-year period ranked below median (84th percentile), the one-year performance ranked above median (38th percentile).

With respect to Alpha Opportunity Fund and its active value sleeve, the Committee considered that the Investment Manager does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Committee also considered the circumstances affecting the management of Alpha Opportunity Fund and, in this regard, noted the information received from the Investment Manager concerning the Fund’s collateral with Lehman Brothers International Europe (“LBIE”) and Lehman Brothers, Inc. (“LBI”) and the prospects for release of the collateral by LBI in conjunction with the potential settlement of LBIE’s claim. In addition, the Committee took into account information received

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from the Investment Manager and Sub-Adviser regarding the minimum assets required to manage the Fund’s assets consistent with the Fund’s investment objectives. Based on the information provided, the Committee concluded that the Investment Manager had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

In light of all of the foregoing, the Committee determined that the Funds’ performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the Investment Manager to another fund with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Investment Manager charges a lower advisory fee to other clients for which it provides comparable services. In this regard, the Committee considered the Investment Manager’s view that lower fees are imposed in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulation and legal structures, tax status, and for historical pricing reasons.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by management, the Committee made the following observations:

•	Small Cap Value Fund: The Fund’s contractual advisory fee of 1.0%, although higher by 0.05% then that of Series Q (Small Cap Value Series), is within a reasonable range. Although the average advisory fee ranks at the 81st percentile of its peer group, the asset weighted total net expense ratio ranks at the 27th percentile as a result of substantial waivers by the Investment Manager. The amount waived is 0.84% for Class A shares, 0.65% for Class C shares and 0.39% for Institutional class shares.

•	Mid Cap Value Fund: The Fund’s contractual advisory fee of 0.79%, although higher by 0.04% than that of Mid Cap Value Institutional Fund and Series V (Mid Cap Value), is within a reasonable range. The contractual advisory fee for each of Class A, B and C of the Fund is at or below the median of its peer group, while the total net expense ratio is in the 71st percentile for Class A and in the 83rd percentile for each of Class B and C.

•	Mid Cap Value Institutional Fund: The Fund’s advisory fee is within the 3rd quartile (60th percentile) and the total net expense ratio is at the 80th percentile.

•	StylePlus - Large Core Fund: The Fund, with an investment advisory fee of 0.75%, employs a more complex strategy than that of the value portfolios managed by the Investment Manager with an investment advisory fee of 0.65%. The Fund historically has invested in a portfolio of both value and growth securities. In addition, changes to this Fund have recently been approved. The average advisory fees of the Fund are in the third quartile against its peers (73rd percentile), with the asset weighted total net expense ratio at the 100th percentile. With changes being made to the Fund, the Investment Manager believes performance can be enhanced and asset levels increased in the Fund. Higher assets and resulting economies of scale may help reduce other fees associated with the Fund.

•	World Equity Income Fund: There are very few funds in the Fund’s peer group (7, including the Fund), which may skew the results of the analysis. This peer group is limited to passive foreign large blend funds, with the Fund ranking in the 100th percentile for average advisory fees and 82nd percentile for asset weighted total net expense ratio. The Investment Manager recommended and the Board approved changes to the Fund’s name, 80% investment policy, investment objective, principal investment strategies and portfolio management team, which management stated were designed to improve performance, increase asset flows and reduce total expense ratio.

•	Alpha Opportunity Fund: The Fund’s average advisory fee ranks in 65th percentile of its peer group and the asset weighted total expense ratio is at the 72nd percentile. In addition, the Fund has an expense limitation agreement in place, which may reduce the amount received by Security Investors. In this connection, the Committee considered that although the waiver amount was 0.78% as of September 30, 2012 (as reflected in the FUSE report), management reported that as of March 31, 2013, the waiver amount was 2.11%, resulting in a negative net advisory fee. Thus, the Committee concluded that the fee received by Security Investors was not

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excessive, taking into account the level of assets being actively managed by the Investment Manager as a result of the frozen assets resulting from the Fund’s collateral with LBIE and LBI and the related bankruptcy proceedings.

With respect to the costs of services provided and profits realized by the Investment Manager from its relationship with the Funds, the Committee reviewed information regarding the revenues the Investment Manager received under the Investment Management Agreement as well as the estimated allocated direct and indirect costs the Investment Manager incurred in providing services to the Funds, each Fund’s average assets for 2012 and assets as of December 31, 2012 and the Investment Manager’s pre-tax operating margin with respect to each Fund.

The Committee considered other benefits available to the Investment Manager because of its relationship with the Funds and noted that Security Investors may be deemed to benefit from arrangements whereby the Investment Manager and its affiliate, Rydex Fund Services, LLC, provide accounting and administration services and transfer agency services to certain Guggenheim Funds. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted the Investment Manager’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided, the Committee determined that the Investment Manager’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee considered management’s view that although Guggenheim may be realizing economies of scale and efficiencies due to its growth in general, it is concurrently realizing new costs and expenses associated with this expansion of its services and continues to add resources required to develop its infrastructure. In addition, the Committee considered the size of the Funds and the competitiveness of the current advisory fee for each Fund.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser : With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Alpha Opportunity Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques, risk management processes, compliance policies and procedures, brokerage allocation, best execution, trade allocation and soft dollar arrangements, among other things. With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee reviewed the Sub-Adviser’s balance sheets for 2010 and 2011 and its statement that Mainstream continues to be a viable, going concern.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the May Meeting and at the June Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee received information regarding the investment performance of the assets managed by the Sub-Adviser for the one-year, three-year, five-year and since inception periods ended December 31, 2012. The Committee compared the Fund’s performance to the performance of the S&P 500 Index. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking long-term growth of capital. The Committee noted that although the Fund’s return underperformed the index for the one-year and five-year periods, the Fund outperformed the index for the three-year and since inception periods. The Committee also took into account the information from the Sub-Adviser concerning the minimum assets required to manage the Fund in accordance with its objective.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee also reviewed the level of sub-advisory fees payable to Mainstream, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee compared the sub-advisory fee paid by the Investment Manager to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Committee noted the Sub-Adviser’s statements that the Fund’s current fee schedule reflects a discount to both industry and Mainstream’s fee schedule and that Mainstream has no other clients for which it charges a lower advisory fee for comparable services.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Investment Manager and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the

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Investment Management Agreement, which was separately considered. (See “Investment Management Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Management Agreements is in the best interests of the Funds. In reaching this conclusion, no single factor was determinative. The Committee, constituting all of the Independent Directors, recommended the renewal of each of the Investment Management and Sub-Advisory Agreements for an additional annual term.

Guggenheim Enhanced World Equity Fund

Security Equity Fund (the “Company”) was organized as a Kansas corporation on November 27, 1961 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company consists of seven series, each representing a separate fund and offered to eligible investors as follows: Guggenheim StylePlus – Large Core Fund (formerly, Guggenheim Large Cap Core Fund), Guggenheim Alpha Opportunity Fund, Guggenheim World Equity Income Fund (formerly, Guggenheim MSCI EAFE Equal Weight Fund), Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund and a recently launched fund, Guggenheim Enhanced World Equity Fund (the “New Fund” and collectively with the other series, the “Funds” and each, a “Fund”). Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”), serves as investment adviser to the Company with respect to each Fund, with the exception of the New Fund, pursuant to an investment management agreement between the Company and Security Investors (the “Management Agreement”). Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”) serves as investment adviser to the Company with respect to the New Fund pursuant to an investment advisory agreement between the Company and GPIM (the “Advisory Agreement”). Under the supervision of the Company’s Board of Directors (the “Board” and the members of the Board individually, the “Directors”), Security Investors or GPIM regularly provides (or oversees the provision of) investment research, advice and supervision, a continuous investment program and the purchase and sale of securities and other investments for each Fund’s portfolio, as applicable.

At a meeting held in-person on February 13, 2013 (the “February Meeting”), each of the Directors who is not an “interested person,” as defined by the 1940 Act, of the Company (collectively, the “Independent Directors”), met independently of Fund management to consider the approval of the proposed Advisory Agreement with respect to the New Fund. As part of its review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Directors related to such consideration and assisted the Independent Directors in their deliberations.

The Board, including the Independent Directors, discussed the proposed Advisory Agreement in light of the regulatory requirements and criteria in a memorandum of law included in the meeting materials and assessed information concerning the New Fund’s fees and expenses, investment objectives and policies, investment strategies and models, portfolio construction process, strategy performance and portfolio management team, among other things. The Board also considered the variety of written materials, reports and oral presentations it received throughout the year regarding performance and operating results of the Funds and other registered investment companies for which GPIM serves as investment adviser or sub-adviser.

Following an analysis and discussion of the factors identified below, the Board concluded that it was in the best interests of the New Fund to approve the Advisory Agreement for an initial term of two years.

Nature, Extent and Quality of Services to be Provided by the Adviser: With respect to the nature, extent and quality of services to be provided by the Adviser, the Independent Directors considered the functions to be performed by the Adviser for the New Fund and reviewed information describing the background and experience of the persons to be responsible for the day-to-day management of the New Fund. In this connection, the Independent Directors took into account the nature and quality of services provided by GPIM in the past, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes.

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The Board also considered the acceptability of the terms of the Advisory Agreement, noting that the terms were consistent with the terms of the Management Agreement with respect to the other Funds. Based on the foregoing, and based on other information received (both oral and written) at the February Meeting, as well as other considerations, the Board concluded that the Adviser and its personnel were capable of providing high quality services to the New Fund.

Investment Performance: With respect to performance, the Board noted that the New Fund had no performance history and, instead, considered that the proposed strategy’s back-tested performance generated positive excess returns, net of fees, relative to the MSCI World Index in 38 out of 39 rolling three-year periods, lagging only in the three-years ending March 2012 by 1.8% cumulative. The Board also considered management’s explanation that the investment strategy for the New Fund targets the global equity exposure of the MSCI World Index and employs GPIM’s dynamic, rules-based volatility income model that seeks to turn equity market volatility into income and deliver an enhanced equity exposure. The Board noted that the New Fund’s investment objective is to seek to achieve total return, comprised of capital appreciation and current income. In this connection, the Board noted that New Fund will seek to achieve its investment objective primarily through a two-part strategy. The Fund will invest, under normal circumstances, at least 80% of its assets in a basket of exchange-traded funds (“ETFs”) that represent exposure to segments of the global equity markets. In addition, the Fund will utilize a call option writing strategy that seeks to generate current income that exceeds the dividend yields of equity securities while also mitigating overall portfolio maturity. The Board also noted that the ETF portfolio will be quantitatively constructed and qualitatively managed. The Board determined that GPIM’s performance was expected to be acceptable.

Comparative Fees, Costs of Services Provided and the Profits to be Realized by the Adviser from its Relationship with the New Fund: The Board evaluated the New Fund’s proposed investment advisory fee and total expense ratio. The Board considered that the New Fund’s proposed annual advisory fee of 0.70% was below both the average advisory fee of its Morningstar peer group of 0.76% and the median of 0.80%. The Board also took into account that the New Fund’s total expense ratio, after expense reimbursement, of 1.50% was above the peer group median of 1.40% and average of 1.47%. The Board considered the competitiveness of the advisory fee and total expense ratio of the New Fund in light of the average investment advisory fee and expense ratio for comparable funds in its Morningstar peer group. In this connection, the Board took into account that GPIM proposed a fee waiver/expense limitation agreement with respect to the New Fund limiting ordinary operating expenses to 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Institutional Class shares.

With respect to the costs of advisory services to be provided and estimated level of profitability, on the basis of the Directors’ review of the fees to be charged by GPIM for investment advisory and related services, the Board concluded that it was too early to predict profitability from the New Fund, but noted that this matter would be considered in connection with the contract renewal process.

With respect to other benefits available to the Adviser and its affiliates because of their relationship with the New Fund, the Board considered fees charged by GPIM and its affiliates for related services, benefits such as any soft dollar usage by GPIM, and any intangible benefits, and concluded that the proposed advisory fee appropriately reflected such benefits.

Economies of Scale to be Realized: With respect to economies of scale, the Board considered that the Fund was in its start-up phase and concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale. The Directors considered management’s view that the New Fund’s proposed advisory fee of 0.70% annually of average daily net assets, payable to GPIM, appropriately reflected the current economic environment and the competitive nature of the mutual fund market. The Directors also noted that they would have the opportunity in the future to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of the advisory fees payable by the New Fund to GPIM.

Overall Conclusions

Based on the foregoing, the Independent Directors determined that the proposed investment advisory fees for the New Fund are fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received and that the approval of the Advisory Agreement is in the best interests of the New Fund. In reaching this conclusion, no single factor was determinative. The Board, including all of the Independent Directors, approved the Advisory Agreement for an initial term of two years with respect to the New Fund.

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INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS

All Directors and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Name
(Date of Birth)	Principal Occupations	Other Directorships
Year Elected***	During Past Five Years	Held by Director

Donald A. Chubb, Jr.**	Current: Business broker and manager of commercial real estate,	None
(12-14-46)	Griffith & Blair, Inc. Realtors
1994

Harry W. Craig, Jr.**	Current: Chairman, CEO, & Director, The Craig Group, Inc.;	None
(05-11-39)	Managing Member of Craig Family Investments, LLC
2004
Previous: Prior to November 2009, Chairman, CEO,
Secretary and Director, Martin Tractor Company

Jerry B. Farley**	Current: President, Washburn University	Director, Westar Energy, Inc.
(09-20-46)
2005

Penny A. Lumpkin**	Current: Partner, Vivian’s Gift Shop (Corporate Retail);	None
(08-20-39)	Vice President, Palmer Companies, Inc.
1993	(Small Business and Shopping Center Development);
PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius**	Retired: Formerly, President and Chief Executive Officer,	None
(12-18-43)	Stormont-Vail HealthCare until 2012.
1998

Donald C. Cacciapaglia*	Current: Guggenheim Investments: President and	None
(07-01-51)	Chief Administrative Officer from February 2010 to present
2012 (President)
Previous: Channel Capital Group, Inc.; Chairman and
CEO from April 2002 to February 2010

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the Funds.
**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.
***	Each Director oversees 31 portfolios in the fund complex (211 funds are overseen by Mr. Cacciapaglia) and serves until the next annual meeting, or until a successor has been duly elected and qualified.

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INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)

OFFICERS*

Name (Date of Birth) Title – Year Elected	Principal Occupations During Past Five Years

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012	Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC)

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) (2004–2009).

Nikolaos Bonos (05-30-63) Treasurer - 2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.)

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010	Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010)

Amy J. Lee (06-05-61) Vice President – 2007 Secretary - 1987	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC, Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64)	Current: Portfolio Manager, Security Investors, LLC
Vice President - 2003	Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

James P. Schier (12-28-57)	Current: Senior Portfolio Manager, Security Investors, LLC
Vice President - 1998	Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

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Item 2.	Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $136,031 in 2012 and $131,800 in 2013.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $35,000 in 2012 and $35,000 in 2013, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,230 in 2012 and $49,450 in 2013. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $76,230 in 2012 and $84,450 in 2013.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Security Equity Fund

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date	December 6, 2013

* Print the name and title of each signing officer under his or her signature.